                                     May 1, 2005

                                         GROWTH & CORE
                                          Large Cap Growth Portfolio
                                            (Formerly named Growth Portfolio)

                                          Forty Portfolio
                                            (Formerly named Capital Appreciation
                                            Portfolio)

                                          Mid Cap Growth Portfolio
                                          Growth and Income Portfolio
                                          Core Equity Portfolio
                                          Balanced Portfolio
                                         VALUE
                                          Mid Cap Value Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio
                                         SPECIALTY EQUITY
                                          Global Technology Portfolio
                                          Global Life Sciences Portfolio
                                         BOND
                                          Flexible Bond Portfolio
                                            (Formerly named Flexible Income
                                            Portfolio)

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Shares are sold under the name of "Janus Aspen Series". Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, a subadviser is responsible for the day-to-day operations of Mid Cap Value Portfolio. The name changes for Large Cap Growth Portfolio, Forty Portfolio and Flexible Bond Portfolio were effective May 1, 2005.

     Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks.............................    2
    Investment Adviser and Subadviser...........................   25
    Custodian, Transfer Agent and Certain Affiliations..........   35
    Portfolio Transactions and Brokerage........................   36
    Trustees and Officers.......................................   41
    Shares of the Trust.........................................   52
       Net Asset Value Determination............................   52
       Purchases................................................   52
       Redemptions..............................................   53
    Income Dividends, Capital Gains Distributions and Tax
    Status......................................................   54
    Principal Shareholders......................................   55
    Miscellaneous Information...................................   59
       Shares of the Trust......................................   59
       Shareholder Meetings.....................................   59
       Voting Rights............................................   59
       Independent Registered Public Accounting Firm............   60
       Registration Statement...................................   60
    Financial Statements........................................   61
    Appendix A..................................................   62
       Explanation of Rating Categories.........................   62

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ASPEN SERIES

   This Statement of Additional Information includes 12 series of the Trust.

   EQUITY PORTFOLIOS. Large Cap Growth Portfolio, Forty Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Core Equity Portfolio, Balanced Portfolio, Mid Cap Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio and Global Life Sciences Portfolio are referred to collectively in this SAI as the "Equity Portfolios."

   BOND PORTFOLIO. Flexible Bond Portfolio is referred to in this SAI as the "Bond Portfolio."

CLASSIFICATION

   Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Forty Portfolio and Global Technology Portfolio are classified as nondiversified. Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Core Equity Portfolio, Balanced Portfolio, Mid Cap Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Life Sciences Portfolio and Flexible Bond Portfolio are classified as diversified.

SUBADVISER

   PORTFOLIO SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

   The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or
   (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policies (1) and (2), which apply only to the Portfolios specifically listed in those policies.

   (1) With respect to 75% of its total assets, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Core Equity Portfolio, Balanced Portfolio, Mid Cap Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Life Sciences Portfolio and Flexible Bond Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

   Each Portfolio may not:

   (2) Invest 25% or more of the value of its respective total assets in any particular industry (other than U.S. Government securities). This policy does not apply to Global Life Sciences Portfolio.

   (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

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

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

   The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (a) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

   (b) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (c) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   (d) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (e) The Portfolios may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

   BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities.

   GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Portfolio does not have a policy to concentrate in any industry other than those listed above.

   FLEXIBLE BOND PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

   As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")

Illiquid Investments

   Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

   If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

   Each Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent; however, the Portfolios will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. The Portfolios, particularly Worldwide Growth Portfolio, International Growth Portfolio, Global Technology Portfolio and Global Life Sciences Portfolio, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities.

Short Sales

   Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

   The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked-to-market daily. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. If a naked short sale is not successful, the Portfolios' losses are potentially unlimited in cases where the Portfolio is unable to close out its short position.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

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

Investment Company Securities

   From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition,
   Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock; or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

   The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectus.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Portfolio, particularly Balanced Portfolio and Flexible Bond Portfolio, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include

   U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker-dealer or bank to repurchase a security held by that Portfolio at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and

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

   floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls


   Flexible Bond Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar rolls" transaction, the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and, therefore, price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


   The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.



   Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.


Bank Loans


   Flexible Bond Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment of a portion of a loan previously attributable to a different lender or as a participation interest in a loan originated by a lender or financial institution. Assignments and participations involve credit risk, liquidity risk and the risk of being a lender. Floating rate securities provide for periodic adjustments in the interest rate paid on the security. Interest rates change whenever there is a change in a designated benchmark rate or the issuer's credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR").



   When the Portfolio purchases an assignment, it typically acquires direct rights against the borrower in the loan. However, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Portfolio may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but may otherwise be entitled to all of such bank's rights in the loan. Additional risks are involved in purchasing assignments. For example, if a loan is foreclosed, the Portfolio may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. Legal theories of lender liability could conceivably be applied against the Portfolio. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.



   When the Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The Portfolio generally will have no right to enforce compliance by the borrower with the terms of the underlying loan agreement, nor any rights with respect to set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the underlying loan. As a result, the Portfolio may assume the credit risk of both the borrower and the lender. The failure by the Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected in a reduction in the Portfolio's net asset value.



   The borrower of a loan in which the Portfolio holds a participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.



   The Portfolio may have difficulty in disposing of assignments and participations because to do so it would have to assign such securities to a third party. Generally, there may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.


   Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Portfolio's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of the Portfolio could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on the Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.


High-Yield/High-Risk Bonds

   Within the parameters of its specific investment policies, no Portfolio intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.), except Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Core Equity Portfolio and Mid Cap Value Portfolio will, under normal circumstances, each limit its investments in such bonds to less than 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.

Defaulted Securities

   A Portfolio may hold defaulted securities if its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

   FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

   The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Portfolios may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

   Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

   The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

   OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

   The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

   The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

   A put option written by a Portfolio is "covered" if that Portfolio: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

   The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

   A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   Flexible Bond Portfolio may enter into credit default swap agreements for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

   Flexible Bond Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The non-money market Portfolios' full portfolio holdings consisting of at least the names of the holdings are generally available monthly, with a 30-day lag, on www.janus.com. Money Market Portfolio's full portfolio holdings are generally available monthly, with no lag, on www.janus.com. The non-money market Portfolios' full portfolio holdings will be posted within approximately two business days after month-end. Money Market Portfolio's full portfolio holdings will be posted within approximately six business days after month-end. All of the Portfolios' full portfolio holdings will remain available until the following month's information is posted. The top ten portfolio holdings for each Portfolio (except that certain Portfolios publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns for certain Portfolios are published quarterly, with a 15-day lag, on www.janus.com. On the next business day following the posting of the Portfolios' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.

   Specific portfolio level attribution analysis for the Portfolios is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   For existing institutional money market clients, full institutional money market fund portfolio holdings are disseminated monthly with no lag, on the next business day following the posting of the money market portfolio holdings on www.janus.com.

   Third parties which provide services to the Portfolios, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Portfolios' insurers, computer systems service providers, the Portfolios' custodians and accountants/auditors, may receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information include fund rating organizations. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality. As of December 31, 2004, the following parties receive or may have access to non-public portfolio holdings information: Citibank, N.A., Factset Research Systems Inc., Financial Models Company Inc., Interactive Data Corporation, Institutional Shareholder Services Inc. (ISS), Investment Technology Group, Inc. (ITG), Lehman Brothers, Moody's Investor Services Inc., PricewaterhouseCoopers LLP, Sapient Corporation, Standard & Poor's, State Street Bank & Trust Company, The MacGregor Group, Inc., Wall Street on Demand and Wilshire Analytics. Brokers executing trades on behalf of the Portfolios may receive non-public portfolio holdings information.

   Nonpublic portfolio holdings information may be disclosed to other third parties if a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that a Portfolio has a legitimate business purpose for such disclosure and that disclosure is in the Portfolio's best interests and the recipient agrees to maintain confidentiality. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Portfolios to determine compliance with the portfolio holdings disclosure policies and procedures. The Chief Compliance Officer shall report to the Portfolios' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures. Janus Capital and certain of its personnel have access to the Portfolios' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed below, Janus Capital has delegated certain of these duties for Mid Cap Value Portfolio to Perkins, pursuant to a subadvisory agreement between Janus Capital and Perkins.

   Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of contract owners or plan participants for the Portfolios or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Portfolios.

   The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

   The Portfolios pay a monthly management fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio and calculated at the annual rate as shown below for each Portfolio.

   The following table reflects the Portfolios' management fee rates. Effective July 1, 2004, Janus Capital reduced the annual rate of each Portfolio's management fee, as set forth in each Portfolio's Investment Advisory Agreement with Janus Capital and as shown below.

                                                             Management Fees
                                 Average Daily Net       Before           After
Portfolio Name                  Assets of Portfolio   Reduction (%)   Reduction (%)
-----------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth
    Portfolio(1)                All Asset Levels          0.65            0.64
  Forty Portfolio(2)            All Asset Levels          0.65            0.64
  Mid Cap Growth Portfolio      All Asset Levels          0.65            0.64
  Growth and Income Portfolio   All Asset Levels          0.65            0.62
  Core Equity Portfolio         All Asset Levels          0.65            0.60
  Balanced Portfolio            All Asset Levels          0.65            0.55
VALUE
  Mid Cap Value Portfolio(3)    All Asset Levels          0.65            0.64
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio    All Asset Levels          0.65            0.60
  International Growth
    Portfolio                   All Asset Levels          0.65            0.64
SPECIALTY EQUITY
  Global Technology Portfolio   All Asset Levels          0.65            0.64
  Global Life Sciences
    Portfolio                   All Asset Levels          0.65            0.64
BOND
  Flexible Bond Portfolio(4)    First $300 Million        0.65            0.55
                                Over $300 Million         0.55            0.45

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) 50% of the management fee (less any waivers or expense reimbursements) is payable directly by the Portfolio to Perkins, the Portfolio's subadviser.
(4) Formerly named Flexible Income Portfolio.

   Janus Capital agreed by contract to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Portfolios, see the table in the Fees and Expenses section of each prospectus. Janus Capital has agreed to continue such waivers until at least May 1, 2006. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.

                                  Expense Limit    Expense Limit
                                  Percentage (%)   Percentage (%)
                                      Before           As of
Portfolio Name                     July 1, 2004     July 1, 2004
-----------------------------------------------------------------
GROWTH & CORE
  Core Equity Portfolio                1.25             1.20
VALUE
  Mid Cap Value Portfolio              1.25             1.24(1)
SPECIALTY EQUITY
  Global Technology Portfolio          1.25             1.24(1)
  Global Life Sciences
    Portfolio                          1.25             1.24(1)
BOND
  Flexible Bond Portfolio(2)           1.00             0.90(1)

(1) The Portfolio's expenses without waivers are not expected to exceed the expense limit.
(2) Formerly named Flexible Income Portfolio.

   The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years or periods indicated. The information below is for fiscal years or periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the fiscal years or periods shown.

                                                    2004                         2003                              2002
                                           -----------------------   ----------------------------        ------------------------
Portfolio Name                             Advisory Fees   Waivers    Advisory Fees       Waivers        Advisory Fees    Waivers
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1)             $10,672,316    $     0     $11,199,424        $     0         $14,212,999     $     0
  Forty Portfolio(2)                        $ 5,927,286    $     0     $ 5,844,087        $     0         $ 6,976,455     $     0
  Mid Cap Growth Portfolio                  $11,556,335    $     0     $10,589,672        $     0         $11,433,255     $     0
  Growth and Income Portfolio               $   519,113    $     0     $   592,500        $     0         $   979,154     $     0
  Core Equity Portfolio                     $    64,573    $29,977     $    65,805        $65,805(3)      $    81,652     $77,139
  Balanced Portfolio                        $20,917,204    $     0     $22,967,462        $     0         $23,172,195     $     0
VALUE
  Mid Cap Value Portfolio                   $   218,484    $     0     $   110,595(4)     $59,755                 N/A         N/A
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                $21,735,917    $     0     $25,221,002        $     0         $31,798,351     $     0
  International Growth Portfolio            $ 6,954,622    $     0     $ 6,727,576        $     0         $ 8,000,159     $     0
SPECIALTY EQUITY
  Global Technology Portfolio               $ 1,238,553    $     0     $ 1,120,872        $     0         $ 1,307,127     $     0
  Global Life Sciences Portfolio            $   231,674    $     0     $   209,329        $     0         $   252,900     $     0
BOND
  Flexible Bond Portfolio(5)                $ 3,108,381    $     0     $ 3,858,699        $     0         $ 2,904,209     $     0

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) Fee waiver by Janus Capital exceeded the advisory fee.
(4) May 1, 2003 (inception) to December 31, 2003.
(5) Formerly named Flexible Income Portfolio.

   Each Portfolio's Advisory Agreement is dated July 1, 2004, and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

SUBADVISER

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Mid Cap Value Portfolio with Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604.

   Perkins: (i) manages the investment operations of Mid Cap Value Portfolio;
   (ii) keeps Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

   Under the Subadvisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Portfolio (calculated after any fee waivers and expense reimbursements).

   The Subadvisory Agreement with Perkins will continue in effect until July 1, 2005, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Subadvisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may not terminate the Subadvisory Agreement without cause prior to May 1, 2005, and then only upon three years' notice.

   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the trustees that they terminate the Subadvisory Agreement with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Subadvisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

   For the fiscal year ended December 31, 2004, Mid Cap Value Portfolio paid subadvisory fees to Perkins of $109,242.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   In approving the Portfolios' Advisory Agreements, the Independent Trustees requested and at a series of meetings considered a wide range of information provided by Janus Capital, certain of its affiliates, and Lipper Analytical Services, Inc. At each of these meetings, the Independent Trustees were advised by independent legal counsel.

   Among other things, the Trustees considered information about:

   - the investment objectives and strategy of each Portfolio;

   - Janus Capital, its current personnel (including particularly those personnel with responsibilities for providing investment, portfolio trading, and administrative services to the Portfolios), and its resources and investment process;

   - the terms of each Advisory Agreement;

   - the scope and quality of the services that Janus Capital provides to the Portfolios;

   - the historical investment performance of each Portfolio and of comparable funds managed by other advisers over various periods, and the efforts by Janus Capital to improve each Portfolio's performance;

   - the structure and rate of advisory fees rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, the structure and rate of advisory fees payable to other advisers by comparable funds, and possible alternative fee structures;

   - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

   - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

   - the methodology used by Janus Capital in determining the compensation payable to portfolio managers and the competition for investment management talent;

   - Janus Capital's agreement to discontinue the use of the Portfolios' portfolio brokerage transactions to obtain research through brokers from third parties;

   - changes in the level of assets in the Portfolios and of all assets managed by Janus Capital;

   - the competitive market for mutual funds in different distribution channels;

   - the response of Janus Capital to various legal and regulatory proceedings; and

   - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios.

   The Independent Trustees met privately with each of the senior officers of Janus Capital and with the portfolio managers for each Portfolio, head of trading and Chief Compliance Officer. They also engaged an independent consultant to analyze the alternative compensation methodologies.

   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement after concluding that the compensation for those services is reasonable and that approval of the Advisory Agreements is consistent with the best interests of the Portfolios and their shareholders.

APPROVAL OF SUBADVISORY AGREEMENT

   The continuation of Mid Cap Value Portfolio's Subadvisory Agreement with Perkins was unanimously approved by the vote of the Trustees cast in person at a meeting held July 15, 2004. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:

   - information regarding Perkins and its personnel and investment process;

   - the terms of the Subadvisory Agreement;

   - the scope and quality of services to be provided by Perkins;

   - the historical investment performance of accounts managed by Perkins;

   - the rate of fees paid to Perkins by Janus Capital and by other client accounts managed by Perkins; and

   - the procedures followed by Perkins with respect to portfolio brokerage and trade allocations.

   In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND PERKINS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating clients whose assets are managed by the portfolio manager will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

   Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

   Each account managed by Janus Capital or Perkins has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Portfolios, and certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Portfolios and to avoid serving their own personal interests ahead of the Portfolios and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES

   Each Portfolio's Board of Trustees has delegated to Janus Capital or the Portfolio's subadviser, as applicable, the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Copies of Janus Capital's or the applicable subadviser's complete policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Portfolios' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on all major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

   The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio except Flexible Bond Portfolio and $3.98 per shareholder account for Flexible Bond Portfolio for the use of DST's shareholder accounting system. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock.

   Janus Distributors LLC ("Janus Distributors"), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Portfolios. With respect to Mid Cap Value Portfolio, Janus Capital places all portfolio transactions solely upon Perkins' direction.

   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net price under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and the subadviser may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for portfolios subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials, and other research products and services that assist Janus Capital or Perkins, as applicable, in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.

   For the fiscal year ended December 31, 2004, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.

Portfolio Name                                                Commissions   Transactions
----------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1)                                $ 28,850     $ 23,364,280
  Forty Portfolio(2)                                           $  2,264     $  3,350,834
  Mid Cap Growth Portfolio                                     $ 23,735     $ 20,018,756
  Growth and Income Portfolio                                  $  1,684     $  1,599,019
  Core Equity Portfolio                                        $     56     $     63,060
  Balanced Portfolio                                           $150,271     $131,299,830
VALUE
  Mid Cap Value Portfolio                                      $  7,935     $  4,707,985
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                   $ 37,221     $ 30,651,615
  International Growth Portfolio                               $  1,324     $    929,257
SPECIALTY EQUITY
  Global Technology Portfolio                                  $    460     $    374,826
  Global Life Sciences Portfolio                               $    852     $    691,782

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Portfolio.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Perkins's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.

   When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or Perkins better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ending on December 31st of each year shown:

Portfolio Name                                                   2004          2003            2002
--------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1)                               $ 1,431,844   $ 1,208,776   $    2,228,365
  Forty Portfolio(2)                                          $   427,407   $   767,738   $    1,146,574
  Mid Cap Growth Portfolio                                    $ 1,114,158   $ 1,461,367   $    2,820,248
  Growth and Income Portfolio                                 $    94,851   $   147,442   $      162,261
  Core Equity Portfolio                                       $    13,175   $    20,022   $       30,177
  Balanced Portfolio                                          $ 2,898,001   $ 3,304,683   $    3,963,476
VALUE
  Mid Cap Value Portfolio                                     $    98,037   $   103,070              N/A
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                  $12,298,680   $14,793,069   $   10,396,500
  International Growth Portfolio                              $ 2,443,447   $ 4,525,984   $    3,067,895
SPECIALTY EQUITY
  Global Technology Portfolio                                 $   227,433   $   265,513   $      487,690
  Global Life Sciences Portfolio                              $    88,355   $    87,294   $      122,348
BOND
  Flexible Bond Portfolio(3)                                  $     2,189   $     3,797   $        7,736

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) Formerly named Flexible Income Portfolio.

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Portfolio's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended        Reduction of    % of Total      % of Total
Portfolio Name                                                  June 16, 2004(1)      Expenses(1)     Commissions    Transactions
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Balanced Portfolio                                                 $4,000              $3,001          2.66%          0.04%
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                         $2,785              $2,089          7.48%          0.05%

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

                                                       Commission Paid                         Commissions Paid
                                                     through DSTS for the                    through DSTS for the
                                                          Year Ended                              Year Ended
                                                         December 31,        Reduction of        December 31,        Reduction of
Portfolio Name                                             2003(1)           Expenses(1)           2002(1)           Expenses(1)
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(2)                            $ 7,407              $5,556             $48,016             $36,021
  Forty Portfolio(3)                                       $ 4,157              $3,118                  --                  --
  Mid Cap Growth Portfolio                                 $ 7,447              $5,587             $98,357             $73,786
  Growth and Income Portfolio                              $   301              $  226             $ 1,708             $ 1,281
  Core Equity Portfolio                                    $    66              $   49             $   103             $    77
  Balanced Portfolio                                       $12,861              $9,648             $56,153             $42,125
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                               $ 9,596              $7,199             $32,922             $24,698
SPECIALTY EQUITY
  Global Technology Portfolio                                   --                  --             $   502             $   376
  Global Life Sciences Portfolio                                --                  --             $    35             $    26

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
(2) Formerly named Growth Portfolio.
(3) Formerly named Capital Appreciation Portfolio.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

   The Portfolios may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Portfolios. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Portfolios, E*Trade was considered an affiliated broker of the Portfolios. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Portfolio to E*Trade for the fiscal year ended December 31, 2002. Portfolios not listed below did not pay any commissions to E*Trade during the relevant period. Information is not shown for the fiscal years ended December 31, 2003 and December 31, 2004 because E*Trade was not considered an "affiliate" of the Portfolios during those periods.

                                                              Aggregate Commissions
                                                                 Paid to E*Trade
Portfolio Name                                                        2002
-----------------------------------------------------------------------------------
Worldwide Growth Portfolio                                           $12,430
International Growth Portfolio                                       $ 6,303

   As of December 31, 2004, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                       Name of                              Value of
Portfolio Name                                                      Broker-Dealer                       Securities Owned
--------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1)                    Merrill Lynch & Company, Inc.                          $  4,317,486
                                                   Merrill Lynch & Company, Inc.                            17,500,000
                                                   UBS A.G.                                                  4,222,937
  Forty Portfolio(2)                               Goldman Sachs Group, Inc.                              $ 30,820,289
                                                   Merrill Lynch & Company, Inc.                            36,200,000
  Mid Cap Growth Portfolio                         Merrill Lynch & Company, Inc.                          $ 21,300,000
  Growth and Income Portfolio                      Citigroup, Inc.                                        $  2,837,416
                                                   Goldman Sachs Group, Inc.                                 1,417,302
                                                   JPMorgan Chase & Co.                                      1,452,927

                                                                       Name of                              Value of
Portfolio Name                                                      Broker-Dealer                       Securities Owned
--------------------------------------------------------------------------------------------------------------------------
                                                   Lehman Brothers Holdings, Inc.                              145,800
                                                   Merrill Lynch & Company, Inc.                             1,700,000
  Core Equity Portfolio                            Citigroup, Inc.                                        $    226,012
                                                   Goldman Sachs Group, Inc.                                    85,833
                                                   JPMorgan Chase & Co.                                        355,576
                                                   Merrill Lynch & Company, Inc.                               266,873
                                                   Merrill Lynch & Company, Inc.                               100,000
  Balanced Portfolio                               Citigroup, Inc.                                        $ 33,859,169
                                                   Citigroup, Inc.                                          10,554,671
                                                   Credit Suisse First Boston USA, Inc.                      9,424,580
                                                   Goldman Sachs Group, Inc.                                15,706,191
                                                   JPMorgan Chase & Co.                                     57,219,126
                                                   JPMorgan Chase & Co.                                      7,605,098
                                                   Lehman Brothers Holdings, Inc.                           20,974,555
                                                   Merrill Lynch & Company, Inc.                            46,451,749
VALUE
  Mid Cap Value Portfolio                          Merrill Lynch & Company, Inc.                          $  4,600,000
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                       Citigroup, Inc.                                        $ 44,567,560
                                                   JPMorgan Chase & Co.                                    110,756,295
                                                   UBS A.G.                                                 23,297,399
  International Growth Portfolio                   Merrill Lynch & Company, Inc.                          $  5,800,000
SPECIALTY EQUITY
  Global Technology Portfolio                      Merrill Lynch & Company, Inc.                          $  8,600,000
  Global Life Sciences Portfolio                   Merrill Lynch & Company, Inc.                          $    400,000
BOND
  Flexible Bond Portfolio(3)                       Merrill Lynch & Company, Inc.                          $  2,400,000

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) Formerly named Flexible Income Portfolio.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this Statement of Additional Information, collectively, the four registered investment companies consist of 63 series or funds.

   In April 2003, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                                                        FUND COMPLEX     OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Private Investor.               61               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206     Trustee          9/93-Present                                                      Burgers, Inc.
 Age 61
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    59               Trustee and
 151 Detroit Street                                     Chief Operating Officer of The                   Vice President,
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Asian Cultural
 Age 47                                                 private family foundation).                      Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence
 Age 66                                                                                                  Inc.; Director
                                                                                                         of A.M. Castle
                                                                                                         & Co. and W.W.
                                                                                                         Grainger, Inc.;
                                                                                                         Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                                                        FUND COMPLEX     OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor Emeritus of           61               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206                                       Colorado (since 2004).                           Director,
 Age 61                                                 Formerly, Professor of                           Roaring Fork
                                                        Business, University of                          Capital
                                                        Colorado, Colorado Springs, CO                   Partners
                                                        (2002-2004); and Distinguished                   (private equity
                                                        Visiting Professor of Business                   firm);
                                                        (2001-2002), Thunderbird                         Director, Red
                                                        (American Graduate School of                     Robin Gourmet
                                                        International Management),                       Burgers, Inc.
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    59               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Consultant.                     59               N/A
 151 Detroit Street
 Denver, CO 80206
 Age 66
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          5/93-Present     Formerly, President             61               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 67                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        The Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------

* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2004                                    LENGTH OF
 AND ADDRESS          POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman  Executive Vice President and    2/02-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst (1994-1997 and
 Denver, CO 80206     Mid Cap Growth Portfolio                       2000-2002) for Janus Capital Corporation.
 Age 33
---------------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu           Executive Vice President and    12/99-Present  Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Global Technology Portfolio
 Age 35
---------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn        Executive Vice President and    1/01-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst (1991-2001) for
 Denver, CO 80206     International Growth Portfolio                 Janus Capital Corporation.
 Age 40
---------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Malley     Executive Vice President and    12/99-Present  Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Co-Portfolio Manager                           other Janus accounts.
 Denver, CO 80206     Global Life Sciences Portfolio
 Age 36
---------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto           Executive Vice President and    5/05-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Balanced Portfolio
 Age 43
---------------------------------------------------------------------------------------------------------------------------------
 Blaine P. Rollins    Executive Vice President and    1/00-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Large Cap Growth Portfolio
 Age 37
---------------------------------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel   Executive Vice President and    5/97-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Forty Portfolio
 Age 46
---------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith         Executive Vice President and    5/05-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst, (2001-2003) for
 Denver, CO 80206     Balanced Portfolio                             Janus Capital Corporation and worked in the fixed-income
 Age 36                                                              division (1991-2001) for Morgan Stanley.
---------------------------------------------------------------------------------------------------------------------------------
 Minyoung Sohn        Executive Vice President and    1/04-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst (1998-2003) for
 Denver, CO 80206     Growth and Income Portfolio                    Janus Capital Corporation.
 Age 29               and Core Equity Portfolio       5/05-Present
---------------------------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker    Executive Vice President and    5/93-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Flexible Bond Portfolio
 Age 40
---------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee         Executive Vice President and    7/04-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Portfolio Manager and
 Denver, CO 80206     Worldwide Growth Portfolio                     Managing Director (1996- 2000) for Bee & Associates and
 Age 35                                                              Analyst (2000-2001) for Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2004                                    LENGTH OF
 AND ADDRESS          POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President                  12/99-Present  Vice President and Assistant General Counsel to Janus
 151 Detroit Street                                                  Capital, Janus Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                                    Formerly, Assistant Vice President (1998-2000) for Janus
 Age 39                                                              Service Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and Secretary    12/99-Present  Senior Vice President and General Counsel of Janus Capital
 151 Detroit Street                                                  and Janus Services LLC; Vice President and Assistant General
 Denver, CO 80206     General Counsel                 4/04-Present   Counsel of Janus Distributors LLC. Formerly, Vice President
 Age 39                                                              (2000-2004) and Assistant General Counsel (2002-2004) of
                                                                     Janus Services LLC; Vice President and Assistant General
                                                                     Counsel (1999-2004) of Janus Capital; and Assistant Vice
                                                                     President (1998-2000) of Janus Service Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief        6/02-Present   Senior Vice President and Chief Compliance Officer of Janus
 151 Detroit Street   Compliance Officer                             Capital, Janus Distributors LLC, and Janus Services LLC;
 Denver, CO 80206                                                    Chief Compliance Officer of Bay Isle Financial LLC and
 Age 47                                                              Enhanced Investment Technologies LLC. Formerly, Vice
                                                                     President of Janus Capital (2000-2005), Janus Distributors
                                                                     LLC (2000-2001) and Janus Services LLC (2004-2005);
                                                                     Assistant Vice President of Janus Services LLC (2000-2004);
                                                                     and Senior Vice President and Director (1985-2000) of Mutual
                                                                     Fund Compliance for Van Kampen Funds.
---------------------------------------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief Executive   11/03-Present  Executive Vice President and Chief Operating Officer of
 151 Detroit Street   Officer                                        Janus Capital Group Inc. and Janus Capital; President of
 Denver, CO 80206                                                    Janus Distributors LLC and Janus Capital International LLC;
 Age 53                                                              Executive Vice President of Janus Services LLC; President
                                                                     and Director of Janus Management Holdings Corporation; Chief
                                                                     Operating Officer and President of Capital Group Partners,
                                                                     Inc.; and Director of Janus World Funds. Formerly, Director
                                                                     of Capital Group Partners, Inc. (2003-2004); and President
                                                                     and Chief Executive Officer of ICMA Retirement Corporation
                                                                     (1993-2003).
---------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard      Vice President, Treasurer and   2/05-Present   Vice President of Janus Capital. Formerly, Director of
 151 Detroit Street   Principal Accounting Officer                   Financial Reporting for OppenheimerFunds, Inc. (2004-2005);
 Denver, CO 80206                                                    Site Manager and First Vice President of Mellon Global
 Age 42               Chief Financial Officer         3/05-Present   Securities Services (2003); and Director of Fund Accounting,
                                                                     Project Development and Training of INVESCO Funds Group
                                                                     (1994-2003).
---------------------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                         MEMBERS                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                                     (INDEPENDENT TRUSTEES)            DURING LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the  John W. McCarter, Jr. (Chairman)  4
                           system of internal control over financial     Dennis B. Mullen
                           reporting, disclosure controls and            William D. Stewart
                           procedures, Form N-CSR filings and the audit
                           process. The Committee's review of the audit
                           process includes, among other things, the
                           appointment, compensation and oversight of
                           the auditors and pre-approval of all audit
                           and nonaudit services.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding   James T. Rothe (Chairman)         4
                           matters related to the Trusts' use of         William F. McCalpin
                           brokerage commissions and placement of        Dennis B. Mullen
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with various procedures   William F. McCalpin (Chairman)    4
 COMMITTEE                 adopted by the Trusts, reviews registration   William D. Stewart
                           statements on Form N-1A, oversees the         Martin H. Waldinger
                           implementation and administration of the
                           Trusts' Proxy Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the        Martin H. Waldinger (Chairman)    4
                           operations of the Janus Money Market Funds,   William F. McCalpin
                           including compliance with their Money Market  James T. Rothe
                           Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for     Dennis B. Mullen (Chairman)       4
 GOVERNANCE COMMITTEE      election as Trustee, consults with            John W. McCarter, Jr.
                           Management in planning Trustee meetings, and  William D. Stewart oversees the administration of, and ensures
                           the compliance with, the Trusts' Governance
                           Procedures and Guidelines adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines the fair value of restricted and   William D. Stewart (Chairman)     15
                           other securities for which market quotations  James T. Rothe
                           are not readily available, or that are        Martin H. Waldinger
                           deemed not to be reliable, pursuant to
                           procedures adopted by the Trustees.
----------------------------------------------------------------------------------------------------------------------------------

   The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The table below gives the dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004.


-------------------------------------------------------------------------------------------------
                        DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                        EQUITY SECURITIES IN  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE        THE PORTFOLIOS        IN JANUS FUNDS
-------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN       None                  Over $100,000
-------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN    None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.  None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JAMES T. ROTHE         None                  Over $100,000
-------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART     None                  Over $100,000
-------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER    None                  Over $100,000
-------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY       None                  Over $100,000
-------------------------------------------------------------------------------------------------

   The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 2004        December 31, 2004(1)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee                                $52,958                   $421,324
William F. McCalpin, Trustee                                          $33,506                   $243,000
John W. McCarter, Jr., Trustee                                        $33,929                   $243,000
James T. Rothe, Trustee                                               $34,733                   $302,000
William D. Stewart, Trustee                                           $36,351                   $252,000
Martin H. Waldinger, Trustee                                          $34,113                   $247,500
INTERESTED TRUSTEE
Thomas H. Bailey, Trustee(2)                                          $    --                   $     --

(1) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.
(2) Mr. Bailey is being treated as an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.

   The following table shows the aggregate compensation paid to each member of the Advisory Board by Large Cap Growth Portfolio, Growth and Income Portfolio and International Growth Portfolio, and all Janus Funds for the period indicated. None of the Advisory Board members receive pension or retirement benefits from such Portfolios or the Janus Funds. The Advisory Board's two-year term ended effective March 2005.

                                                              Aggregate Compensation      Total Compensation
                                                               from the Portfolios       from the Janus Funds
                                                               for the fiscal year       for the calendar year
                                                                ended December 31,        ended December 31,
Name of Person, Position                                               2004                      2004
---------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Chairperson                     $89                      $22,500
Harry T. Lewis, Jr., Advisory Board Member                             $89                      $22,500
Michael Owen, Advisory Board Member                                    $89                      $22,500
Albert C. Yates, Advisory Board Member                                 $89                      $22,500

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2004. No accounts included in the totals listed below have a performance-based advisory fee.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Andrew Acker                Number of Other Accounts Managed                   None                 None                   3
                                Assets in Other Accounts Managed                   None                 None        $    207,942
    Jonathan Coleman            Number of Other Accounts Managed                      2                    1                   6
                                Assets in Other Accounts Managed        $ 1,950,942,420          $37,660,795        $ 11,242,512
    Mike Lu                     Number of Other Accounts Managed                      3                 None                   3
                                Assets in Other Accounts Managed        $ 1,567,797,185                 None        $    675,126
    Brent Lynn                  Number of Other Accounts Managed                      2                    1                   1
                                Assets in Other Accounts Managed        $ 2,647,330,010          $68,814,303        $    612,047
    Thomas Malley               Number of Other Accounts Managed                      3                 None                   8
                                Assets in Other Accounts Managed        $ 1,818,740,981                 None        $  1,178,977
    Marc Pinto                  Number of Other Accounts Managed                      9                    2                  33
                                Assets in Other Accounts Managed        $ 5,274,250,999          $89,852,169        $717,527,834
    Blaine Rollins              Number of Other Accounts Managed                      3                 None                   3
                                Assets in Other Accounts Managed        $14,557,689,067                 None        $    716,206
    Scott Schoelzel             Number of Other Accounts Managed                     13                    1                  13
                                Assets in Other Accounts Managed        $13,485,573,807          $39,909,688        $ 47,623,931
    Gibson Smith                Number of Other Accounts Managed                      5                 None                  10
                                Assets in Other Accounts Managed        $ 5,311,936,357                 None        $374,139,211
    Minyoung Sohn               Number of Other Accounts Managed                      6                 None                   3
                                Assets in Other Accounts Managed        $ 6,821,253,439                 None        $  7,593,496
    Ronald Speaker              Number of Other Accounts Managed                      3                 None                  10
                                Assets in Other Accounts Managed        $ 2,409,795,973                 None        $889,818,195
    Jason Yee                   Number of Other Accounts Managed                      6                    1                   3
                                Assets in Other Accounts Managed        $ 7,962,787,801          $23,270,350        $141,360,982

   MATERIAL CONFLICTS

   As shown in the table above, certain Portfolios' portfolio managers may manage other accounts with investment strategies similar to the Portfolios, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   The following describes the structure and method of calculating the portfolio managers' compensation as of January 1, 2005.

   A portfolio manager is compensated for managing a Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance (and leadership criteria, as applicable), with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   A portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years (performance periods may be from commencement of a portfolio manager's tenure managing a Portfolio). Equity portfolio manager compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance. Portfolio managers are not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Equity and fixed-income portfolio managers are also eligible to participate in team performance compensation pools. Equity portfolio managers participate in a designated equity team compensation pool and fixed-income portfolio managers participate in a designated fixed-income team compensation pool. The compensation pools generally are each derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Compensation from each pool is then allocated among the eligible respective participants in each pool at the discretion of Janus Capital. No team performance compensation is paid to any portfolio manager if the aggregate asset-weighted team performance for the one-year period for their respective pool does not meet or exceed a certain rank in the relevant Lipper peer group.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION

   The following describes the structure and method of calculating Andrew Acker's compensation as of January 1, 2005.

   Andrew Acker is compensated for co-managing the Portfolio and any other funds, portfolios or accounts managed by him through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure and long-term performance.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of JCGI restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by Andrew Acker). Variable compensation is based on pre-tax performance. Variable compensation is structured to pay Andrew Acker primarily on his individual contribution with additional compensation available for team performance.

   Individual performance compensation is determined by Janus Capital and based on criteria which may include performance of investment recommendations, team contribution, scope of coverage and subjective criteria.

   Andrew Acker is also eligible for performance compensation through participation in team performance compensation pools which generally are derived from a formula tied to the team's aggregate asset-weighted peer group performance ranking for the one- and three-year performance periods of certain Janus funds. The performance ranking benchmarks and the investment personnel participating in the team are established by Janus Capital. Such compensation is then allocated among the eligible respective participants at the discretion of Janus Capital. No team performance compensation is paid to any team member if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the benchmark established by Janus Capital.

   Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:

    Portfolio                                                 Lipper Peer Group
    ----------------------------------------------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Portfolio(1)                           Multi-Cap Growth Funds
      Forty Portfolio(2)                                      Large-Cap Growth Funds
      Mid Cap Growth Portfolio                                Mid-Cap Growth Funds
      Growth and Income Portfolio                             Large-Cap Core Funds
      Core Equity Portfolio                                   Large-Cap Core Funds
      Balanced Portfolio                                      Balanced Funds
    INTERNATIONAL & GLOBAL
      Worldwide Growth Portfolio                              Global Funds
      International Growth Portfolio                          International Funds
    SPECIALTY EQUITY
      Global Technology Portfolio                             Specialty/Miscellaneous Funds
      Global Life Sciences Portfolio                          Specialty/Miscellaneous Funds
    BOND
      Flexible Bond Portfolio(3)                              Intermediate Investment Grade Debt Funds

   (1) Formerly named Growth Portfolio.
   (2) Formerly named Capital Appreciation Portfolio.
   (3) Formerly named Flexible Income Portfolio.

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2004. No accounts included in the totals listed below have a performance-based advisory fee.


                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Jeffrey Kautz               Number of Other Accounts Managed                     4              None                      19
                                Assets in Other Accounts Managed        $4,438,327,237              None            $218,009,153
    Robert Perkins              Number of Other Accounts Managed                     8              None                       5
                                Assets in Other Accounts Managed        $9,240,375,872              None            $540,109,153
    Thomas Perkins              Number of Other Accounts Managed                     8              None                       6
                                Assets in Other Accounts Managed        $9,240,375,872              None            $255,109,153


   MATERIAL CONFLICTS

   As shown in the table above, Mid Cap Value Portfolio's portfolio managers may manage other funds and accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Perkins believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Advisers and Subadvisers," Janus Capital has entered into a Subadvisory Agreement on behalf of Mid Cap Value Portfolio. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Portfolio, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interests in Perkins. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES

   The portfolio managers cannot directly invest in the Portfolios, but may own variable annuity or life insurance contracts funded by insurance company separate accounts that invest in the Portfolios. The following table reflects the portfolio managers' interests in such separate accounts investing in the Portfolios as of December 31, 2004.

Name of Portfolio Manager                                     Dollar Range of Interest in the Portfolio(s)
-------------------------------------------------------------------------------------------------------------
Blaine Rollins                                                Large Cap Growth Portfolio  $100,001-$500,000

   Certain portfolio managers may also own shares of certain other Janus mutual funds which have investment objectives and strategies comparable to the Portfolios which they manage.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per Share NAV of Shares of each class of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

   Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

REDEMPTIONS

   Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or
   (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

   It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations, or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

   All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

   The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

   Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment company taxable income.

   Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 15, 2005, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio(1)                        Pruco Life Insurance Company of Arizona                         22.5%
                                                     100 Mulberry St.
                                                     Newark, NJ 07102-4056

                                                     GE Life & Annuity Company                                       21.7%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     ING Life Insurance & Annuity Company                             7.3%
                                                     151 Farmington Ave.
                                                     Hartford, CT 06156-0001

                                                     Kemper Investors Life Insurance Company                          6.5%
                                                     Variable Annuity Separate Account
                                                     1600 McConnor Pkwy
                                                     Schaumburg, IL 60196-6800
Forty Portfolio(2)                                   Life of Virginia                                                29.5%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     Connecticut Mutual Life Insurance Company                       14.9%
                                                     1295 State St.
                                                     Springfield, MA 01111-0001

                                                     Delaware Charter Guarantee Trust                                 8.3%
                                                     FBO Principal Financial Group
                                                     711 High St.
                                                     Des Moines, IA 50392-0001

                                                     The Mony Group Inc.                                              7.0%
                                                     Mony America, Variable Acct. A
                                                     1740 Broadway
                                                     New York, NY 10019-4315
Mid Cap Growth Portfolio                             GE Life & Annuity Company                                       20.9%
                                                     6610 Broad St.
                                                     Richmond, VA 23230-1702

                                                     ING Life Insurance & Annuity Company                            10.8%
                                                     151 Farmington Ave
                                                     Hartford, CT 06156-0001

                                                     Kemper Investors Life Insurance Company                          9.3%
                                                     Variable Annuity Separate Account
                                                     1600 McConnor Pkwy
                                                     Schaumburg, IL 60196-6800

                                                     Reliastar Life Insurance Company                                 6.6%
                                                     Select*Life I
                                                     PO Box 20 Rte 3806
                                                     Minneapolis, MN 55440-0020

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
                                                     Jefferson National Life Insurance                                5.3%
                                                     9920 Corporate Campus Dr
                                                     Louisville, KY 40223-4051

                                                     Western Reserve Life                                             5.1%
                                                     PO Box 5068
                                                     Clearwater, FL 33758-5068

                                                     Lincoln Benefit Life                                             5.1%
                                                     Variable Life
                                                     Nebraska Service Center
                                                     2940 S. 84th St.
                                                     Lincoln, NE 68506-4142

                                                     Lincoln Benefit Life                                             5.0%
                                                     Variable Annuity
                                                     Nebraska Service Center N
                                                     2940 S. 84th St.
                                                     Lincoln, NE 68506-4142
Growth and Income Portfolio                          Jefferson National Life Insurance                               37.0%
                                                     9920 Corporate Campus Dr
                                                     Louisville, KY 40223-4051

                                                     Western Reserve Life                                            34.6%
                                                     PO Box 5068
                                                     Clearwater, FL 33758-5068

                                                     Great-West Life & Annuity Client PL                             14.7%
                                                     c/o Great-West Life & Annuity
                                                     8815 East Orchard Rd
                                                     Englewood, CO 80111-5002

                                                     Great-West Life & Annuity                                        5.7%
                                                     8815 East Orchard Rd
                                                     Englewood, CO 80111-5002
Core Equity Portfolio                                Western Reserve Life                                            92.9%
                                                     PO Box 5068
                                                     Clearwater, FL 33758-5068

                                                     Great-West Life & Annuity                                        7.0%
                                                     Client Plans
                                                     8515 East Orchard Rd
                                                     Englewood, CO 80111-5002
Balanced Portfolio                                   NYLife Distributors                                             42.0%
                                                     169 Lackawanna Ave
                                                     Parsippany, NJ 07054-1007

                                                     GE Life & Annuity Company                                       17.1%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     ING Life Insurance & Annuity Company                             6.7%
                                                     151 Farmington Ave
                                                     Hartford, CT 06156-0001

                                                     Kemper Investors Life Insurance Company                          6.1%
                                                     Variable Annuity Separate Account
                                                     1600 McConnor Pkwy
                                                     Schaumburg, IL 60196-6800

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                              Western Reserve Life                                           100.0%
                                                     PO Box 5068
                                                     Clearwater, FL 33758-5068
Worldwide Growth Portfolio                           NYLife Distributors                                             23.1%
                                                     169 Lackawanna Ave
                                                     Parsippany, NJ 07054-1007

                                                     Life of Virginia                                                11.8%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     Lincoln Life Flexible Premium                                    9.8%
                                                     Variable Life Account S
                                                     Lincoln National Life Insurance Company
                                                     1300 S. Clinton St. #6H02
                                                     Fort Wayne, IN 46802-3518

                                                     ING Life Insurance & Annuity Company                             6.3%
                                                     151 Farmington Ave
                                                     Hartford, CT 06156-0001

                                                     AUL Group Retirement Account II                                  6.1%
                                                     PO Box 1995
                                                     Indianapolis, IN 46206-9102

                                                     Kemper Investors Life Insurance Company                          5.4%
                                                     Variable Annuity Separate Account
                                                     1600 McConnor Pkwy
                                                     Schaumburg, IL 60196-6800

International Growth Portfolio                       Pruco Life Insurance Company of Arizona                         36.0%
                                                     100 Mulberry St.
                                                     Newark, NJ 07102-4056

                                                     GE Life & Annuity Company                                       22.0%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     Reliastar Life Insurance Company                                11.8%
                                                     Select*Life I
                                                     PO Box 20 Rte 3806
                                                     Minneapolis, MN 55440-0020

Global Technology Portfolio                          Western Reserve Life                                            93.6%
                                                     PO Box 5068
                                                     Clearwater, FL 33758-5068

                                                     Connecticut General Life Insurance Company                       6.4%
                                                     280 Trumbull St.
                                                     Hartford, CT 06103-3509

Global Life Sciences Portfolio                       Western Reserve Life                                           100.0%
                                                     PO Box 5068
                                                     Clearwater, FL 33758-5068

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Flexible Bond Portfolio(3)                           AUL Group Retirement Account II                                 26.4%
                                                     PO Box 1995
                                                     Indianapolis, IN 46206-9102

                                                     GE Life & Annuity Company                                       16.6%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     Lincoln Benefit Life                                             8.9%
                                                     Variable Annuity
                                                     Nebraska Service Center
                                                     2940 S. 84th St.
                                                     Lincoln, NE 68506-4142

                                                     Great-West Life & Annuity                                        8.7%
                                                     8515 East Orchard Rd.
                                                     Englewood, CO 80111-5002

                                                     Great-West Life & Annuity                                        5.4%
                                                     FBO Schwab Annuities
                                                     8515 East Orchard Rd.
                                                     Englewood, CO 80111-5002

                                                     AUL American Investment Trust                                    5.3%
                                                     PO Box 1995
                                                     Indianapolis, IN 46206-9102

                                                     AUL Individual Variable Annuity                                  5.1%
                                                     Unit Trust 1
                                                     One American Square Box 1995
                                                     Indianapolis, IN 46282-0020

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) Formerly named Flexible Income Portfolio.

   No qualified plan owned 10% or more of the shares of the Trust as a whole.

   The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares and five of which offer one class of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

   The Portfolios discussed in this SAI each offer two or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. The other classes of shares, Service Shares and Service II Shares, are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

   The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

   The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining

   Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws or the Trustees.

   As mentioned above in "Shareholder Meetings," each share of each Portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all Portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and reviews their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended December 31, 2004 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2004.

   Schedules of Investments as of December 31, 2004

   Statements of Assets and Liabilities as of December 31, 2004

   Statements of Operations for the period ended December 31, 2004

   Statements of Changes in Net Assets for the periods ended December 31, 2003 and December 31, 2004

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital or the subadviser consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

MOODY'S INVESTORS
SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper to medium-grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more rating agencies) are considered to be in the lower rated category.

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 64

                      This page intentionally left blank.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

                                       May 1, 2005

                                       GROWTH & CORE
                                        Large Cap Growth Portfolio
                                          (Formerly named Growth Portfolio)

                                        Forty Portfolio
                                          (Formerly named Capital Appreciation
                                          Portfolio)

                                        Mid Cap Growth Portfolio
                                        Growth and Income Portfolio
                                        Core Equity Portfolio
                                        Balanced Portfolio
                                       RISK-MANAGED
                                        Risk-Managed Growth Portfolio
                                        Risk-Managed Core Portfolio
                                       VALUE
                                        Mid Cap Value Portfolio
                                        Small Company Value Portfolio
                                       INTERNATIONAL & GLOBAL
                                        Worldwide Growth Portfolio
                                        International Growth Portfolio
                                        Foreign Stock Portfolio
                                       SPECIALTY EQUITY
                                        Global Technology Portfolio
                                        Global Life Sciences Portfolio
                                       BOND
                                        Flexible Bond Portfolio
                                          (Formerly named Flexible Income
                                          Portfolio)

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, a subadviser is responsible for the day-to-day operations of certain Portfolios. The name changes for Large Cap Growth Portfolio, Forty Portfolio and Flexible Bond Portfolio were effective May 1, 2005.

     Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks.............................    2
    Investment Adviser and Subadvisers..........................   26
    Custodian, Transfer Agent and Certain Affiliations..........   41
    Portfolio Transactions and Brokerage........................   42
    Trustees and Officers.......................................   48
    Shares of the Trust.........................................   61
       Net Asset Value Determination............................   61
       Purchases................................................   61
       Distribution and Shareholder Servicing Plan..............   62
       Redemptions..............................................   63
    Income Dividends, Capital Gains Distributions and Tax
    Status......................................................   65
    Principal Shareholders......................................   66
    Miscellaneous Information...................................   72
       Shares of the Trust......................................   72
       Shareholder Meetings.....................................   72
       Voting Rights............................................   72
       Independent Registered Public Accounting Firm............   73
       Registration Statement...................................   73
    Financial Statements........................................   74
    Appendix A..................................................   75
       Explanation of Rating Categories.........................   75

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ASPEN SERIES

   This Statement of Additional Information includes 16 series of the Trust.

   EQUITY PORTFOLIOS. Large Cap Growth Portfolio, Forty Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Core Equity Portfolio, Balanced Portfolio, Risk-Managed Growth Portfolio, Risk-Managed Core Portfolio, Mid Cap Value Portfolio, Small Company Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Foreign Stock Portfolio, Global Technology Portfolio and Global Life Sciences Portfolio are referred to collectively in this SAI as the "Equity Portfolios."

   BOND PORTFOLIO. Flexible Bond Portfolio is referred to in this SAI as the "Bond Portfolio."

CLASSIFICATION

   Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Forty Portfolio, Foreign Stock Portfolio and Global Technology Portfolio are classified as nondiversified. Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Core Equity Portfolio, Balanced Portfolio, Risk-Managed Growth Portfolio, Risk-Managed Core Portfolio, Mid Cap Value Portfolio, Small Company Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Life Sciences Portfolio and Flexible Bond Portfolio are classified as diversified.

SUBADVISERS

   PORTFOLIOS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio (together, the "Risk-Managed Portfolios").

   PORTFOLIO SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Portfolio.

   PORTFOLIO SUBADVISED BY BAY ISLE. Bay Isle Financial LLC ("Bay Isle") is the investment subadviser for Small Company Value Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

   The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or
   (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policies (1) and (2), which apply only to the Portfolios specifically listed in those policies.

   (1) With respect to 75% of its total assets, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Growth and Income Portfolio, Core Equity Portfolio, Balanced Portfolio, Risk-Managed Growth Portfolio, Risk-Managed Core Portfolio, Mid Cap Value Portfolio, Small Company Value Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Global Life Sciences Portfolio and Flexible Bond Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

   Each Portfolio may not:

   (2) Invest 25% or more of the value of its respective total assets in any particular industry (other than U.S. Government securities). This policy does not apply to Global Life Sciences Portfolio.

   (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

   The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (a) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

   (b) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (c) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   (d) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (e) The Portfolios may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

   BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities.

   GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Portfolio does not have a policy to concentrate in any industry other than those listed above.

   FLEXIBLE BOND PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

   As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations.

   These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")

   The Risk-Managed Portfolios, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Portfolios may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Portfolios may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Portfolios' otherwise applicable percentage limits, policies or its normal investment emphasis, when INTECH believes market, economic or political conditions warrant a temporary defensive position.

Illiquid Investments

   Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

   If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

   Each Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent; however, the Portfolios will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. The Portfolios, particularly Worldwide Growth Portfolio, International Growth Portfolio, Foreign Stock Portfolio, Global Technology Portfolio and Global Life Sciences Portfolio, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities.

Short Sales

   Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

   The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked-to-market daily. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. If a naked short sale is not successful, the Portfolios' losses are potentially unlimited in cases where the Portfolio is unable to close out its short position.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that

   Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

Investment Company Securities

   From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition,
   Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock; or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

   The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an

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   unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectus.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Portfolio, particularly Balanced Portfolio and Flexible Bond Portfolio, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at

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

   rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker-dealer or bank to repurchase a security held by that Portfolio at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems

                                                                              11
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   creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls


   Flexible Bond Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar rolls" transaction, the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and, therefore, price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.



   The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.



   Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.


Bank Loans


   Flexible Bond Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment of a portion of a loan previously attributable to a different lender or as a participation interest in a loan originated by a lender or financial institution. Assignments and participations involve credit risk, liquidity risk and the risk of being a lender. Floating rate securities provide for periodic adjustments in the interest rate paid on the security. Interest rates change whenever there is a change in a designated benchmark rate or the issuer's credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR").



   When the Portfolio purchases an assignment, it typically acquires direct rights against the borrower in the loan. However, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Portfolio may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but may otherwise be entitled to all of such bank's rights in the loan. Additional risks are involved in purchasing assignments. For example, if a loan is foreclosed, the Portfolio may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. Legal theories of lender liability could conceivably be applied against the Portfolio. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

   When the Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The Portfolio generally will have no right to enforce compliance by the borrower with the terms of the underlying loan agreement, nor any rights with respect to set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the underlying loan. As a result, the Portfolio may assume the credit risk of both the borrower and the lender. The failure by the Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected in a reduction in the Portfolio's net asset value.



   The borrower of a loan in which the Portfolio holds a participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.



   The Portfolio may have difficulty in disposing of assignments and participations because to do so it would have to assign such securities to a third party. Generally, there may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.



   Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Portfolio's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of the Portfolio could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on the Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.


High-Yield/High-Risk Bonds

   Within the parameters of its specific investment policies, no Portfolio intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.), except Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Core Equity Portfolio, Mid Cap Value Portfolio, Small Company Value Portfolio and Foreign Stock Portfolio, will, under normal circumstances, each limit its investments in such bonds to less than 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

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

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.

Defaulted Securities

   A Portfolio may hold defaulted securities if its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

   FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin

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

   payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

   The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Portfolios may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than

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   the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

   Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

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   The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A
   Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

   The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

   OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

   The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

   The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

   A put option written by a Portfolio is "covered" if that Portfolio: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

   The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

   A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   Flexible Bond Portfolio may enter into credit default swap agreements for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

   Flexible Bond Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The non-money market Portfolios' full portfolio holdings consisting of at least the names of the holdings are generally available monthly, with a 30-day lag, on www.janus.com. Money Market Portfolio's full portfolio holdings are generally available monthly, with no lag, on www.janus.com. The non-money market Portfolios' full portfolio holdings will be posted within approximately two business days after month-end. Money Market Portfolio's full portfolio holdings will be posted within approximately six business days after month-end. All of the Portfolios' full portfolio holdings will remain available until the following month's information is posted. The top ten portfolio holdings for each Portfolio (except that certain Portfolios publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns for certain Portfolios are published quarterly, with a 15-day lag, on www.janus.com. On the next business day following the posting of the Portfolios' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.

   Specific portfolio level attribution analysis for the Portfolios is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   For existing institutional money market clients, full institutional money market fund portfolio holdings are disseminated monthly with no lag, on the next business day following the posting of the money market portfolio holdings on www.janus.com.

   Third parties which provide services to the Portfolios, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Portfolios' insurers, computer systems service providers, the Portfolios' custodians and accountants/auditors, may receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information include fund rating organizations. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality. As of December 31, 2004, the following parties receive or may have access to non-public portfolio holdings information: Citibank, N.A., Factset Research Systems Inc., Financial Models Company Inc., Interactive Data Corporation, Institutional Shareholder Services Inc. (ISS), Investment Technology Group, Inc. (ITG), Lehman Brothers, Moody's Investor Services Inc., PricewaterhouseCoopers LLP, Sapient Corporation, Standard & Poor's, State Street Bank & Trust Company, The MacGregor Group, Inc., Wall Street on Demand and Wilshire Analytics. Brokers executing trades on behalf of the Portfolios may receive non-public portfolio holdings information.

   Nonpublic portfolio holdings information may be disclosed to other third parties if a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that a Portfolio has a legitimate business purpose for such disclosure and that disclosure is in the Portfolio's best interests and the recipient agrees to maintain confidentiality. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Portfolios to determine compliance with the portfolio holdings disclosure policies and procedures. The Chief Compliance Officer shall report to the Portfolios' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures. Janus Capital and certain of its personnel have access to the Portfolios' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed below, Janus Capital has delegated certain of these duties for certain Portfolios to INTECH, Bay Isle or Perkins pursuant to Subadvisory Agreements between Janus Capital and each Subadviser.

   In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of contract owners or plan participants for the Portfolios or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Portfolios.

   The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

   The Portfolios pay a monthly management fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio and calculated at the annual rate as shown below for each Portfolio.

   The following table reflects the Portfolios' management fee rates. Effective July 1, 2004, Janus Capital reduced the annual rate of each Portfolio's management fee, as set forth in each Portfolio's Investment Advisory Agreement with Janus Capital and as shown below.

                                                                   Management Fees
                                 Average Daily Net           Before               After
Portfolio Name                  Assets of Portfolio       Reduction (%)       Reduction (%)
-------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth
    Portfolio(1)                All Asset Levels              0.65                0.64
  Forty Portfolio(2)            All Asset Levels              0.65                0.64
  Mid Cap Growth Portfolio      All Asset Levels              0.65                0.64
  Growth and Income Portfolio   All Asset Levels              0.65                0.62
  Core Equity Portfolio         All Asset Levels              0.65                0.60
  Balanced Portfolio            All Asset Levels              0.65                0.55
RISK-MANAGED
  Risk-Managed Growth
    Portfolio                   All Asset Levels              0.65                0.50
  Risk-Managed Core Portfolio   All Asset Levels              0.65                0.50
VALUE
  Mid Cap Value Portfolio(3)    All Asset Levels              0.65                0.64
  Small Company Value
    Portfolio(4)                All Asset Levels              0.75                0.74
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio    All Asset Levels              0.65                0.60
  International Growth
    Portfolio                   All Asset Levels              0.65                0.64
  Foreign Stock Portfolio       All Asset Levels              0.65                0.64
SPECIALTY EQUITY
  Global Technology Portfolio   All Asset Levels              0.65                0.64
  Global Life Sciences
    Portfolio                   All Asset Levels              0.65                0.64
BOND
  Flexible Bond Portfolio(5)    First $300 Million            0.65                0.55
                                Over $300 Million             0.55                0.45

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) 50% of the management fee (less any waivers or expense reimbursements) is payable directly by the Portfolio to Perkins, the Portfolio's subadviser.
(4) The Portfolio pays no fees directly to Bay Isle as the subadviser. Under the Subadvisory Agreement, Bay Isle is compensated by Janus Capital at an annual rate of 0.74%.
(5) Formerly named Flexible Income Portfolio.

   Janus Capital agreed by contract to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Portfolios, see the table in the Fees and Expenses section of each prospectus. Janus Capital has agreed to continue such waivers until at least May 1, 2006. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.


                                  Expense Limit    Expense Limit
                                  Percentage (%)   Percentage (%)
                                      Before           As of
Portfolio Name                     July 1, 2004     July 1, 2004
-----------------------------------------------------------------
GROWTH & CORE
  Core Equity Portfolio                1.25             1.20
RISK-MANAGED
  Risk-Managed Growth
    Portfolio                          1.25             1.10
  Risk-Managed Core Portfolio          1.25             1.10(1)
VALUE
  Mid Cap Value Portfolio              1.25             1.24(1)
  Small Company Value
    Portfolio                          1.35             1.34
INTERNATIONAL & GLOBAL
  Foreign Stock Portfolio              1.25             1.24(1)
SPECIALTY EQUITY
  Global Technology Portfolio          1.25             1.24(1)
  Global Life Sciences
    Portfolio                          1.25             1.24(1)
BOND
  Flexible Bond Portfolio(2)           1.00             0.90(1)


(1) The Portfolio's expenses without waivers are not expected to exceed the expense limit.
(2) Formerly named Flexible Income Portfolio.

   The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years or periods indicated. The information below is for fiscal years or periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the fiscal years or periods shown.

                                                2004                              2003                             2002
                                       -----------------------       ------------------------------      ------------------------
Portfolio Name                         Advisory Fees   Waivers        Advisory Fees         Waivers      Advisory Fees    Waivers
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1)         $10,672,316    $     0         $11,199,424          $     0       $14,212,999     $     0
  Forty Portfolio(2)                    $ 5,927,286    $     0         $ 5,844,087          $     0       $ 6,976,455     $     0
  Mid Cap Growth Portfolio              $11,556,335    $     0         $10,589,672          $     0       $11,433,255     $     0
  Growth and Income Portfolio           $   519,113    $     0         $   592,500          $     0       $   979,154     $     0
  Core Equity Portfolio                 $    64,573    $29,977         $    65,805          $65,805(3)    $    81,652     $77,139
  Balanced Portfolio                    $20,917,204    $     0         $22,967,462          $     0       $23,172,195     $     0
RISK-MANAGED
  Risk-Managed Growth Portfolio         $    55,864    $29,657         $    52,734(4)       $52,734(3)            N/A         N/A
  Risk-Managed Core Portfolio           $    86,204    $     0         $    54,541(4)       $54,541(3)            N/A         N/A
VALUE
  Mid Cap Value Portfolio               $   218,484    $     0         $   110,595          $59,755               N/A         N/A
  Small Company Value Portfolio         $    15,346    $15,346(3)      $     6,412          $ 6,412(3)            N/A         N/A
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio            $21,735,917    $     0         $25,221,002          $     0       $31,798,351     $     0
  International Growth Portfolio        $ 6,954,622    $     0         $ 6,727,576          $     0       $ 8,000,159     $     0
  Foreign Stock Portfolio               $    85,692    $     0         $    43,924          $26,075       $    25,926     $25,926(3)
SPECIALTY EQUITY
  Global Technology Portfolio           $ 1,238,553    $     0         $ 1,120,872          $     0       $ 1,307,127     $     0
  Global Life Sciences Portfolio        $   231,674    $     0         $   209,329          $     0       $   252,900     $     0
BOND
  Flexible Bond Portfolio(5)            $ 3,108,381    $     0         $ 3,858,699          $     0       $ 2,904,209     $     0

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) Fee waiver by Janus Capital exceeded the advisory fee.
(4) January 2, 2003 (inception) to December 31, 2003.
(5) Formerly named Flexible Income Portfolio.

   Each Portfolio's Advisory Agreement is dated July 1, 2004, and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

SUBADVISERS

   Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of Risk-Managed Growth Portfolio, Risk-Managed Core Portfolio, Mid Cap Value Portfolio and Small Company Value Portfolio.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

   Janus Capital has entered into a subadvisory agreement with Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio.

   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund and other institutional accounts. Janus Capital owns approximately 77.5% of the outstanding voting shares of INTECH.

   Under the Subadvisory Agreement between Janus Capital and INTECH, INTECH is responsible for day-to-day investment operations of Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Portfolio with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Portfolio; and (iv) maintain all books and records required under federal securities law relating to the day-to-day portfolio management of the Portfolios. The Subadvisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolios, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

   The Subadvisory Agreement will continue in effect until July 1, 2005, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Subadvisory Agreement is subject to termination by the Portfolio or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

PERKINS, WOLF, MCDONNELL AND COMPANY

   Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Mid Cap Value Portfolio with Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604.

   Perkins: (i) manages the investment operations of Mid Cap Value Portfolio;
   (ii) keeps Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

   Under the Subadvisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Portfolio (calculated after any fee waivers and expense reimbursements).

   The Subadvisory Agreement with Perkins will continue in effect until July 1, 2005, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Subadvisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may not terminate the Subadvisory Agreement without cause prior to May 1, 2005, and then only upon three years' notice.

   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the trustees that they terminate the Subadvisory Agreement with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Subadvisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

BAY ISLE FINANCIAL LLC

   Bay Isle Financial LLC ("Bay Isle"), One Sansome Street, Suite 1650, San Francisco, California 94104, serves as subadviser to Small Company Value Portfolio. Bay Isle: (i) manages the investment operations of Small Company Value Portfolio; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law related to day-to-day portfolio management of the Portfolio;
   (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.

   Bay Isle has been in the investment advisory business since 1987. Bay Isle also serves as investment adviser or subadviser to mutual funds, institutional and individual separate accounts. Janus Capital indirectly owns 100% of the outstanding voting shares of Bay Isle.

   Under the Subadvisory Agreement between Janus Capital and Bay Isle, Bay Isle is responsible for day-to-day investment operations of Small Company Value Portfolio. For the Portfolio, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Bay Isle shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

   The Subadvisory Agreement will continue in effect until July 1, 2005, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Subadvisory Agreement is subject to termination by the Portfolio or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

   Under each Subadvisory Agreement, the respective subadviser is compensated according to the following schedule:

          Portfolio                                                     Subadviser       Annual Rate
          ------------------------------------------------------------------------------------------
          Risk-Managed Growth Portfolio                                   INTECH             0.26%
          Risk-Managed Core Portfolio                                     INTECH             0.26%
          Mid Cap Value Portfolio                                        Perkins             0.32%*
          Small Company Value Portfolio                                 Bay Isle             0.74%*

   * Net of fee reimbursement.

   The Risk-Managed Portfolios and Small Company Value Portfolio pay no fees directly to the subadviser. Janus Capital pays these subadvisory fees out of the Portfolios' respective advisory fees. For the fiscal year ended December 31, 2004, Mid Cap Value Portfolio paid subadvisory fees to Perkins of $109,242.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   In approving the Portfolios' Advisory Agreements, the Independent Trustees requested and at a series of meetings considered a wide range of information provided by Janus Capital, certain of its affiliates, and Lipper Analytical Services, Inc. At each of these meetings, the Independent Trustees were advised by independent legal counsel.

   Among other things, the Trustees considered information about:

   - the investment objectives and strategy of each Portfolio;

   - Janus Capital, its current personnel (including particularly those personnel with responsibilities for providing investment, portfolio trading, and administrative services to the Portfolios), and its resources and investment process;

   - the terms of each Advisory Agreement;

   - the scope and quality of the services that Janus Capital provides to the Portfolios;

   - the historical investment performance of each Portfolio and of comparable funds managed by other advisers over various periods, and the efforts by Janus Capital to improve each Portfolio's performance;

   - the structure and rate of advisory fees rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, the structure and rate of advisory fees payable to other advisers by comparable funds, and possible alternative fee structures;

   - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

   - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

   - the methodology used by Janus Capital in determining the compensation payable to portfolio managers and the competition for investment management talent;

   - Janus Capital's agreement to discontinue the use of the Portfolios' portfolio brokerage transactions to obtain research through brokers from third parties;

   - changes in the level of assets in the Portfolios and of all assets managed by Janus Capital;

   - the competitive market for mutual funds in different distribution channels;

   - the response of Janus Capital to various legal and regulatory proceedings; and

   - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios.

   The Independent Trustees met privately with each of the senior officers of Janus Capital and with the portfolio managers for each Portfolio, head of trading and Chief Compliance Officer. They also engaged an independent consultant to analyze the alternative compensation methodologies.

   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement after concluding that the compensation for those services is reasonable and that approval of the Advisory Agreements is consistent with the best interests of the Portfolios and their shareholders.

APPROVAL OF SUBADVISORY AGREEMENTS

   The continuation of the subadvised Portfolios' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held July 15, 2004. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:

   - information regarding the subadvisers and their personnel and investment processes;

   - the terms of the Subadvisory Agreements;

   - the scope and quality of services that the subadvisers provide to the Portfolios;

   - the historical investment performance of accounts managed by INTECH, Perkins and Bay Isle;

   - the rate of fees paid to the subadvisers by Janus Capital and by other client accounts managed by the subadvisers; and

   - the procedures followed by the subadvisers with respect to portfolio brokerage and trade allocations.

   In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, Perkins and Bay Isle accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating clients whose assets are managed by the portfolio manager will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

   INTECH, the subadviser for Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio, generates regular daily trades for all of its clients, including Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer or his designee. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Bay Isle, the subadviser for Small Company Value Portfolio, may combine orders for multiple clients, including Small Company Value Portfolio. As a general matter, if an order is not completely filled, partial fills will be allocated pro rata in proportion to each client's original order. However, exceptions may be made to avoid, among other things, odd lots and de minimis allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received.

   Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital, INTECH, Bay Isle and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Bay Isle and Janus Distributors personnel: (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, Bay Isle and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital, INTECH, Bay Isle and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Bay Isle, Janus Distributors and the Portfolios, and certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of

   Ethics and under certain circumstances Janus Capital, INTECH, Bay Isle and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Portfolios and to avoid serving their own personal interests ahead of the Portfolios and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES

   Each Portfolio's Board of Trustees has delegated to Janus Capital or the Portfolio's subadviser, as applicable, the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Copies of Janus Capital's or the applicable subadviser's complete policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Portfolios' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

Enhanced Investment Technologies, LLC
Proxy Voting Procedures

   The following represents the procedures for INTECH with respect to the voting of proxies on behalf of all mutual funds advised by INTECH, for which INTECH has responsibility for voting proxies and the keeping of records relating to proxy voting.

   GENERAL POLICY. INTECH takes seriously its responsibilities in the voting of proxies for those clients who have delegated the voting responsibility to INTECH. However, in INTECH's investment process, buy and sell decisions are determined solely by a mathematical formula that selects optimal holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS"), an independent Proxy Voting Service, to vote all proxies on behalf of client accounts in accordance with its recommendations (the "ISS Recommendations").

   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Group of Janus Capital to provide the administration for its proxy voting.

   JANUS INVESTMENT ACCOUNTING GROUP. The Janus Investment Accounting Group works with the Proxy Voting Service and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.

   VOTING AND USE OF PROXY VOTING SERVICE. ISS assists in the voting of proxies for INTECH's clients, including the Risk-Managed Portfolios. ISS is responsible for coordinating with the mutual funds' custodians to ensure that all proxy materials received by the custodians relating to securities held by the mutual funds are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS Recommendations.

   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

   - The Janus Investment Accounting Group is not authorized to override any ISS Recommendation.

   - Without limiting the foregoing, the Janus Investment Accounting Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

   - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Operating Officer.

   - All mutual funds are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of the mutual funds which includes, among other things, affiliates of the mutual funds. The trading system is designed to prohibit transactions in all securities on the Restricted List.

   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Operating Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS Recommendations.

   REPORTING AND RECORD RETENTION. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on all major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

Bay Isle Financial LLC
Proxy Voting Procedures

   The following procedures are used for voting proxies on behalf of all Bay Isle Financial LLC ("Bay Isle") clients, including mutual fund investors, for which Bay Isle has voting authority. Bay Isle will only accept direction from a client to vote proxies for that client's account pursuant to either Janus Capital's Proxy Voting Guidelines (the "Janus Guidelines") or pursuant to the recommendations of Institutional Shareholder Services (the "Proxy Voting Service").

   THE JANUS GUIDELINES. Bay Isle utilizes the Janus Guidelines. The Janus Guidelines summarize positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The complete Janus Guidelines are available, free of charge, on Janus Capital's website (Janus.com).

   DELEGATION OF PROXY VOTING RESPONSIBILITIES. Bay Isle has engaged the services of the Janus Capital Investment Accounting Group (the "Janus Accounting Group") to provide day-to-day administration of its proxy voting. Additionally, Bay Isle has delegated to Janus Capital's Proxy Voting Committee oversight responsibilities for Bay Isle's proxy voting, including application of the Janus Capital Proxy Voting Procedures. Janus Capital retains, on Bay Isle's behalf, proxy statements received regarding client securities, records of votes cast on behalf of clients and all documents prepared by Janus Capital regarding votes cast in contradiction to the Janus Guidelines. All proxy voting materials and supporting documentation will be retained for a minimum of 6 years.

   PROXY VOTING SERVICE. Janus Capital has engaged, on Bay Isle's behalf, an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Bay Isle or Janus Capital upon request.

   The Proxy Voting Service, through the Janus Accounting Group, will refer proxy questions to a Bay Isle portfolio manager when: (1) the application of the Janus Guidelines is unclear; (2) a particular proxy question is not covered by the Janus Guidelines; or (3) the Janus Guidelines call for portfolio manager input.

   PROXY VOTING RECORD. Upon request, on an annual basis, Bay Isle will provide its non-mutual fund clients with the proxy voting record for that client's account. For mutual fund clients, the proxy voting record for each fund subadvised by Bay Isle is available on Janus Capital's website.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs. Janus Services may receive from Mid Cap Value Portfolio, Small Company Value Portfolio, Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of each of these Portfolios, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

   For the fiscal year or period ended December 31, 2004, the total administrative services fee amounts paid by Service Shares of the Portfolios to Janus Services are summarized below:

                                                                   Administrative
                                                                    Services Fees
Portfolio Name                                                    December 31, 2004
-------------------------------------------------------------------------------------
RISK-MANAGED
  Risk-Managed Growth Portfolio                                        $ 9,724
  Risk-Managed Core Portfolio                                          $15,271
VALUE
  Mid Cap Value Portfolio                                              $25,782
  Small Company Value Portfolio                                        $ 2,062

   The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio except Flexible Bond Portfolio and $3.98 per shareholder account for Flexible Bond Portfolio for the use of DST's shareholder accounting system. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock.

   Janus Distributors LLC ("Janus Distributors"), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Portfolios, except for the Risk-Managed Portfolios. With respect to the Portfolios subadvised by Bay Isle and Perkins, Janus Capital places portfolio transactions solely upon each subadviser's direction. Janus Capital may delegate placement of brokerage to Bay Isle. With respect to the Risk-Managed Portfolios, INTECH places portfolio transactions using its proprietary trade system software.

   Janus Capital, Perkins and Bay Isle have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net price under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and the subadviser may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for portfolios subadvised by Perkins or Bay Isle, Janus acts on behalf of and in consultation with Perkins and Bay Isle. Those factors include, but are not limited to: Janus Capital's, Perkins' and Bay Isle's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins and Bay Isle) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins and Bay Isle, as applicable. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials, and other research products and services that assist Janus Capital or Perkins and Bay Isle, as applicable, in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's, Perkins' and Bay Isle's own research efforts. Because Janus Capital, Perkins and Bay Isle receive a benefit from research they receive from broker-dealers, Janus Capital, Perkins and Bay Isle may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital, Perkins and Bay Isle do not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.

   For the fiscal year ended December 31, 2004, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.

Portfolio Name                                                Commissions   Transactions
----------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1)                                $ 28,850     $ 23,364,280
  Forty Portfolio(2)                                           $  2,264     $  3,350,834
  Mid Cap Growth Portfolio                                     $ 23,735     $ 20,018,756
  Growth and Income Portfolio                                  $  1,684     $  1,599,019
  Core Equity Portfolio                                        $     56     $     63,060
  Balanced Portfolio                                           $150,271     $131,299,830
VALUE
  Mid Cap Value Portfolio                                      $  7,935     $  4,707,985
  Small Company Value Portfolio                                $     89     $    101,449
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                   $ 37,221     $ 30,651,615
  International Growth Portfolio                               $  1,324     $    929,257
SPECIALTY EQUITY
  Global Technology Portfolio                                  $    460     $    374,826
  Global Life Sciences Portfolio                               $    852     $    691,782

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital, Perkins and Bay Isle do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital, Perkins and Bay Isle do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, Perkins or Bay Isle and such research may not necessarily be used by Janus Capital, Perkins or Bay Isle in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions. Perkins and Bay Isle may make their own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to that subadviser's clients, including the Portfolios.

   Janus Capital, Bay Isle and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or the subadviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or the subadviser directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or the subadviser directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and the subadvisers' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and the subadvisers have an incentive to continue to engage in such transactions; however, Janus Capital and the subadvisers only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

   INTECH does not consider research services in selecting brokers. For the Risk-Managed Portfolios, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years or period ending on December 31st of each year shown:

Portfolio Name                                                   2004          2003            2002
--------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1)                               $ 1,431,844   $ 1,208,776   $    2,228,365
  Forty Portfolio(2)                                          $   427,407   $   767,738   $    1,146,574
  Mid Cap Growth Portfolio                                    $ 1,114,158   $ 1,461,367   $    2,820,248
  Growth and Income Portfolio                                 $    94,851   $   147,442   $      162,261
  Core Equity Portfolio                                       $    13,175   $    20,022   $       30,177
  Balanced Portfolio                                          $ 2,898,001   $ 3,304,683   $    3,963,476
RISK-MANAGED
  Risk-Managed Growth Portfolio                               $    11,246   $     9,899(3)            N/A
  Risk-Managed Core Portfolio                                 $    15,537   $    10,771(3)            N/A
VALUE
  Mid Cap Value Portfolio                                     $    98,037   $   103,070              N/A
  Small Company Value Portfolio                               $     4,104   $     2,959              N/A
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                  $12,298,680   $14,793,069   $   10,396,500
  International Growth Portfolio                              $ 2,443,447   $ 4,525,984   $    3,067,895
  Foreign Stock Portfolio                                     $     9,259   $     7,823   $       17,692
SPECIALTY EQUITY
  Global Technology Portfolio                                 $   227,433   $   265,513   $      487,690
  Global Life Sciences Portfolio                              $    88,355   $    87,294   $      122,348
BOND
  Flexible Bond Portfolio(4)                                  $     2,189   $     3,797   $        7,736

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) January 2, 2003 (inception) to December 31, 2003.
(4) Formerly named Flexible Income Portfolio.

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Portfolio's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended        Reduction of    % of Total      % of Total
Portfolio Name                                                  June 16, 2004(1)      Expenses(1)     Commissions    Transactions
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Balanced Portfolio                                                 $4,000              $3,001          2.66%          0.04%
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                                         $2,785              $2,089          7.48%          0.05%

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

                                                       Commission Paid                         Commissions Paid
                                                     through DSTS for the                    through DSTS for the
                                                          Year Ended                              Year Ended
                                                         December 31,        Reduction of        December 31,        Reduction of
Portfolio Name                                             2003(1)           Expenses(1)           2002(1)           Expenses(1)
---------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(2)                            $ 7,407              $5,556             $48,016             $36,021
  Forty Portfolio(3)                                       $ 4,157              $3,118                  --                  --
  Mid Cap Growth Portfolio                                 $ 7,447              $5,587             $98,357             $73,786
  Growth and Income Portfolio                              $   301              $  226             $ 1,708             $ 1,281
  Core Equity Portfolio                                    $    66              $   49             $   103             $    77
  Balanced Portfolio                                       $12,861              $9,648             $56,153             $42,125
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                               $ 9,596              $7,199             $32,922             $24,698
  Foreign Stock Portfolio                                  $   206              $  154                  --                  --
SPECIALTY EQUITY
  Global Technology Portfolio                                   --                  --             $   502             $   376
  Global Life Sciences Portfolio                                --                  --             $    35             $    26

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
(2) Formerly named Growth Portfolio.
(3) Formerly named Capital Appreciation Portfolio.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

   The Portfolios may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Portfolios. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Portfolios, E*Trade was considered an affiliated broker of the Portfolios. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Portfolio to E*Trade for the fiscal year ended December 31, 2002. Portfolios not listed below did not pay any commissions to E*Trade during the relevant period. Information is not shown for the fiscal years ended December 31, 2003 and December 31, 2004 because E*Trade was not considered an "affiliate" of the Portfolios during those periods.

                                                              Aggregate Commissions
                                                                 Paid to E*Trade
Portfolio Name                                                        2002
-----------------------------------------------------------------------------------
Worldwide Growth Portfolio                                           $12,430
International Growth Portfolio                                       $ 6,303

   As of December 31, 2004, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                       Name of                              Value of
Portfolio Name                                                      Broker-Dealer                       Securities Owned
--------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1)                    Merrill Lynch & Company, Inc.                          $  4,317,486
                                                   Merrill Lynch & Company, Inc.                            17,500,000
                                                   UBS A.G.                                                  4,222,937
  Forty Portfolio(2)                               Goldman Sachs Group, Inc.                              $ 30,820,289
                                                   Merrill Lynch & Company, Inc.                            36,200,000
  Mid Cap Growth Portfolio                         Merrill Lynch & Company, Inc.                          $ 21,300,000
  Growth and Income Portfolio                      Citigroup, Inc.                                        $  2,837,416
                                                   Goldman Sachs Group, Inc.                                 1,417,302
                                                   JPMorgan Chase & Co.                                      1,452,927
                                                   Lehman Brothers Holdings, Inc.                              145,800
                                                   Merrill Lynch & Company, Inc.                             1,700,000
  Core Equity Portfolio                            Citigroup, Inc.                                        $    226,012
                                                   Goldman Sachs Group, Inc.                                    85,833
                                                   JPMorgan Chase & Co.                                        355,576
                                                   Merrill Lynch & Company, Inc.                               266,873
                                                   Merrill Lynch & Company, Inc.                               100,000
  Balanced Portfolio                               Citigroup, Inc.                                        $ 33,859,169
                                                   Citigroup, Inc.                                          10,554,671
                                                   Credit Suisse First Boston USA, Inc.                      9,424,580
                                                   Goldman Sachs Group, Inc.                                15,706,191
                                                   JPMorgan Chase & Co.                                     57,219,126
                                                   JPMorgan Chase & Co.                                      7,605,098
                                                   Lehman Brothers Holdings, Inc.                           20,974,555
                                                   Merrill Lynch & Company, Inc.                            46,451,749
RISK-MANAGED
  Risk-Managed Core Portfolio                      Citigroup, Inc.                                        $    178,266
                                                   JPMorgan Chase & Co.                                        152,607
                                                   Merrill Lynch & Company, Inc.                               200,000
VALUE
  Mid Cap Value Portfolio                          Merrill Lynch & Company, Inc.                          $  4,600,000
  Small Company Value Portfolio                    Merrill Lynch & Company, Inc.                          $    100,000
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                       Citigroup, Inc.                                        $ 44,567,560
                                                   JPMorgan Chase & Co.                                    110,756,295
                                                   UBS A.G.                                                 23,297,399
  International Growth Portfolio                   Merrill Lynch & Company, Inc.                          $  5,800,000
  Foreign Stock Portfolio                          Merrill Lynch & Company, Inc.                          $  3,600,000

                                                                       Name of                              Value of
Portfolio Name                                                      Broker-Dealer                       Securities Owned
--------------------------------------------------------------------------------------------------------------------------
SPECIALTY EQUITY
  Global Technology Portfolio                      Merrill Lynch & Company, Inc.                          $  8,600,000
  Global Life Sciences Portfolio                   Merrill Lynch & Company, Inc.                          $    400,000
BOND
  Flexible Bond Portfolio(3)                       Merrill Lynch & Company, Inc.                          $  2,400,000

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) Formerly named Flexible Income Portfolio.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this Statement of Additional Information, collectively, the four registered investment companies consist of 63 series or funds.

   In April 2003, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                                                        FUND COMPLEX     OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Private Investor.               61               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206     Trustee          9/93-Present                                                      Burgers, Inc.
 Age 61
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    59               Trustee and
 151 Detroit Street                                     Chief Operating Officer of The                   Vice President,
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Asian Cultural
 Age 47                                                 private family foundation).                      Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence
 Age 66                                                                                                  Inc.; Director
                                                                                                         of A.M. Castle
                                                                                                         & Co. and W.W.
                                                                                                         Grainger, Inc.;
                                                                                                         Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                                                        FUND COMPLEX     OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor Emeritus of           61               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206                                       Colorado (since 2004).                           Director,
 Age 61                                                 Formerly, Professor of                           Roaring Fork
                                                        Business, University of                          Capital
                                                        Colorado, Colorado Springs, CO                   Partners
                                                        (2002-2004); and Distinguished                   (private equity
                                                        Visiting Professor of Business                   firm);
                                                        (2001-2002), Thunderbird                         Director, Red
                                                        (American Graduate School of                     Robin Gourmet
                                                        International Management),                       Burgers, Inc.
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    59               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Consultant.                     59               N/A
 151 Detroit Street
 Denver, CO 80206
 Age 66
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          5/93-Present     Formerly, President             61               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 67                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        The Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------

* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2004                                    LENGTH OF
 AND ADDRESS          POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman  Executive Vice President and    2/02-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst (1994-1997 and
 Denver, CO 80206     Mid Cap Growth Portfolio                       2000-2002) for Janus Capital Corporation.
 Age 33
---------------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu           Executive Vice President and    12/99-Present  Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Global Technology Portfolio
 Age 35
---------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn        Executive Vice President and    1/01-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst (1991-2001) for
 Denver, CO 80206     International Growth Portfolio                 Janus Capital Corporation.
 Age 40
---------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Malley     Executive Vice President and    12/99-Present  Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Co-Portfolio Manager                           other Janus accounts.
 Denver, CO 80206     Global Life Sciences Portfolio
 Age 36
---------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto           Executive Vice President and    5/05-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Balanced Portfolio
 Age 43
---------------------------------------------------------------------------------------------------------------------------------
 Blaine P. Rollins    Executive Vice President and    1/00-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Large Cap Growth Portfolio
 Age 37
---------------------------------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel   Executive Vice President and    5/97-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Forty Portfolio
 Age 46
---------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith         Executive Vice President and    5/05-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst, (2001-2003) for
 Denver, CO 80206     Balanced Portfolio                             Janus Capital Corporation and worked in the fixed-income
 Age 36                                                              division (1991-2001) for Morgan Stanley.
---------------------------------------------------------------------------------------------------------------------------------
 Minyoung Sohn        Executive Vice President and    1/04-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst (1998-2003) for
 Denver, CO 80206     Growth and Income Portfolio                    Janus Capital Corporation.
 Age 29               and Core Equity Portfolio       5/05-Present
---------------------------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker    Executive Vice President and    5/93-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Flexible Bond Portfolio
 Age 40
---------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee         Executive Vice President and    7/04-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Portfolio Manager and
 Denver, CO 80206     Worldwide Growth Portfolio and                 Managing Director (1996- 2000) for Bee & Associates and
 Age 35               Foreign Stock Portfolio         3/01-Present   Analyst (2000-2001) for Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President                  12/99-Present  Vice President and Assistant General Counsel to Janus
 151 Detroit Street                                                  Capital, Janus Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                                    Formerly, Assistant Vice President (1998-2000) for Janus
 Age 39                                                              Service Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and Secretary    12/99-Present  Senior Vice President and General Counsel of Janus Capital
 151 Detroit Street                                                  and Janus Services LLC; Vice President and Assistant General
 Denver, CO 80206     General Counsel                 4/04-Present   Counsel of Janus Distributors LLC. Formerly, Vice President
 Age 39                                                              (2000-2004) and Assistant General Counsel (2002-2004) of
                                                                     Janus Services LLC; Vice President and Assistant General
                                                                     Counsel (1999-2004) of Janus Capital; and Assistant Vice
                                                                     President (1998-2000) of Janus Service Corporation.
---------------------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2004                                    LENGTH OF
 AND ADDRESS          POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief        6/02-Present   Senior Vice President and Chief Compliance Officer of Janus
 151 Detroit Street   Compliance Officer                             Capital, Janus Distributors LLC, and Janus Services LLC;
 Denver, CO 80206                                                    Chief Compliance Officer of Bay Isle Financial LLC and
 Age 47                                                              Enhanced Investment Technologies LLC. Formerly, Vice
                                                                     President of Janus Capital (2000-2005), Janus Distributors
                                                                     LLC (2000-2001) and Janus Services LLC (2004-2005);
                                                                     Assistant Vice President of Janus Services LLC (2000-2004);
                                                                     and Senior Vice President and Director (1985-2000) of Mutual
                                                                     Fund Compliance for Van Kampen Funds.
---------------------------------------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief Executive   11/03-Present  Executive Vice President and Chief Operating Officer of
 151 Detroit Street   Officer                                        Janus Capital Group Inc. and Janus Capital; President of
 Denver, CO 80206                                                    Janus Distributors LLC and Janus Capital International LLC;
 Age 53                                                              Executive Vice President of Janus Services LLC; President
                                                                     and Director of Janus Management Holdings Corporation; Chief
                                                                     Operating Officer and President of Capital Group Partners,
                                                                     Inc.; and Director of Janus World Funds. Formerly, Director
                                                                     of Capital Group Partners, Inc. (2003-2004); and President
                                                                     and Chief Executive Officer of ICMA Retirement Corporation
                                                                     (1993-2003).
---------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard      Vice President, Treasurer and   2/05-Present   Vice President of Janus Capital. Formerly, Director of
 151 Detroit Street   Principal Accounting Officer                   Financial Reporting for OppenheimerFunds, Inc. (2004-2005);
 Denver, CO 80206                                                    Site Manager and First Vice President of Mellon Global
 Age 42               Chief Financial Officer         3/05-Present   Securities Services (2003); and Director of Fund Accounting,
                                                                     Project Development and Training of INVESCO Funds Group
                                                                     (1994-2003).
---------------------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                         MEMBERS                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                                     (INDEPENDENT TRUSTEES)            DURING LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the  John W. McCarter, Jr. (Chairman)  4
                           system of internal control over financial     Dennis B. Mullen
                           reporting, disclosure controls and            William D. Stewart
                           procedures, Form N-CSR filings and the audit
                           process. The Committee's review of the audit
                           process includes, among other things, the
                           appointment, compensation and oversight of
                           the auditors and pre-approval of all audit
                           and nonaudit services.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding   James T. Rothe (Chairman)         4
                           matters related to the Trusts' use of         William F. McCalpin
                           brokerage commissions and placement of        Dennis B. Mullen
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with various procedures   William F. McCalpin (Chairman)    4
 COMMITTEE                 adopted by the Trusts, reviews registration   William D. Stewart
                           statements on Form N-1A, oversees the         Martin H. Waldinger
                           implementation and administration of the
                           Trusts' Proxy Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the        Martin H. Waldinger (Chairman)    4
                           operations of the Janus Money Market Funds,   William F. McCalpin
                           including compliance with their Money Market  James T. Rothe
                           Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for     Dennis B. Mullen (Chairman)       4
 GOVERNANCE COMMITTEE      election as Trustee, consults with            John W. McCarter, Jr.
                           Management in planning Trustee meetings, and  William D. Stewart oversees the administration of, and ensures
                           the compliance with, the Trusts' Governance
                           Procedures and Guidelines adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines the fair value of restricted and   William D. Stewart (Chairman)     15
                           other securities for which market quotations  James T. Rothe
                           are not readily available, or that are        Martin H. Waldinger
                           deemed not to be reliable, pursuant to
                           procedures adopted by the Trustees.
----------------------------------------------------------------------------------------------------------------------------------

   The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The table below gives the dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004.


-------------------------------------------------------------------------------------------------
                        DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                        EQUITY SECURITIES IN  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE        THE PORTFOLIOS        IN JANUS FUNDS
-------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN       None                  Over $100,000
-------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN    None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.  None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JAMES T. ROTHE         None                  Over $100,000
-------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART     None                  Over $100,000
-------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER    None                  Over $100,000
-------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY       None                  Over $100,000
-------------------------------------------------------------------------------------------------

   The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 2004        December 31, 2004(1)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee                                $53,146                   $421,324
William F. McCalpin, Trustee                                          $33,625                   $243,000
John W. McCarter, Jr., Trustee                                        $34,054                   $243,000
James T. Rothe, Trustee                                               $34,859                   $302,000
William D. Stewart, Trustee                                           $36,483                   $252,000
Martin H. Waldinger, Trustee                                          $34,236                   $247,500
INTERESTED TRUSTEE
Thomas H. Bailey, Trustee(2)                                          $    --                   $     --

(1) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.
(2) Mr. Bailey is being treated as an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.

   The following table shows the aggregate compensation paid to each member of the Advisory Board by Large Cap Growth Portfolio, Growth and Income Portfolio and International Growth Portfolio, and all Janus Funds for the period indicated. None of the Advisory Board members receive pension or retirement benefits from such Portfolios or the Janus Funds. The Advisory Board's two-year term ended effective March 2005.

                                                              Aggregate Compensation      Total Compensation
                                                               from the Portfolios       from the Janus Funds
                                                               for the fiscal year       for the calendar year
                                                                ended December 31,        ended December 31,
Name of Person, Position                                               2004                      2004
---------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Chairperson                     $89                      $22,500
Harry T. Lewis, Jr., Advisory Board Member                             $89                      $22,500
Michael Owen, Advisory Board Member                                    $89                      $22,500
Albert C. Yates, Advisory Board Member                                 $89                      $22,500

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2004. No accounts included in the totals listed below have a performance-based advisory fee.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Andrew Acker                Number of Other Accounts Managed                   None                 None                   3
                                Assets in Other Accounts Managed                   None                 None        $    207,942
    Jonathan Coleman            Number of Other Accounts Managed                      2                    1                   6
                                Assets in Other Accounts Managed        $ 1,950,942,420          $37,660,795        $ 11,242,512
    Mike Lu                     Number of Other Accounts Managed                      3                 None                   3
                                Assets in Other Accounts Managed        $ 1,567,797,185                 None        $    675,126
    Brent Lynn                  Number of Other Accounts Managed                      2                    1                   1
                                Assets in Other Accounts Managed        $ 2,647,330,010          $68,814,303        $    612,047
    Thomas Malley               Number of Other Accounts Managed                      3                 None                   8
                                Assets in Other Accounts Managed        $ 1,818,740,981                 None        $  1,178,977
    Marc Pinto                  Number of Other Accounts Managed                      9                    2                  33
                                Assets in Other Accounts Managed        $ 5,274,250,999          $89,852,169        $717,527,834
    Blaine Rollins              Number of Other Accounts Managed                      3                 None                   3
                                Assets in Other Accounts Managed        $14,557,689,067                 None        $    716,206
    Scott Schoelzel             Number of Other Accounts Managed                     13                    1                  13
                                Assets in Other Accounts Managed        $13,485,573,807          $39,909,688        $ 47,623,931
    Gibson Smith                Number of Other Accounts Managed                      5                 None                  10
                                Assets in Other Accounts Managed        $ 5,311,936,357                 None        $374,139,211
    Minyoung Sohn               Number of Other Accounts Managed                      6                 None                   3
                                Assets in Other Accounts Managed        $ 6,821,253,439                 None        $  7,593,496
    Ronald Speaker              Number of Other Accounts Managed                      3                 None                  10
                                Assets in Other Accounts Managed        $ 2,409,795,973                 None        $889,818,195
    Jason Yee                   Number of Other Accounts Managed                      5                    1                   3
                                Assets in Other Accounts Managed        $ 7,945,897,072          $23,270,350        $141,360,982

   MATERIAL CONFLICTS

   As shown in the table above, certain Portfolios' portfolio managers may manage other accounts with investment strategies similar to the Portfolios, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   The following describes the structure and method of calculating the portfolio managers' compensation as of January 1, 2005.

   A portfolio manager is compensated for managing a Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance (and leadership criteria, as applicable), with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   A portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years (performance periods may be from commencement of a portfolio manager's tenure managing a Portfolio). Equity portfolio manager compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance. Portfolio managers are not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Equity and fixed-income portfolio managers are also eligible to participate in team performance compensation pools. Equity portfolio managers participate in a designated equity team compensation pool and fixed-income portfolio managers participate in a designated fixed-income team compensation pool. The compensation pools generally are each derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Compensation from each pool is then allocated among the eligible respective participants in each pool at the discretion of Janus Capital. No team performance compensation is paid to any portfolio manager if the aggregate asset-weighted team performance for the one-year period for their respective pool does not meet or exceed a certain rank in the relevant Lipper peer group.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION

   The following describes the structure and method of calculating Andrew Acker's compensation as of January 1, 2005.

   Andrew Acker is compensated for co-managing the Portfolio and any other funds, portfolios or accounts managed by him through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure and long-term performance.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of JCGI restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by Andrew Acker). Variable compensation is based on pre-tax performance. Variable compensation is structured to pay Andrew Acker primarily on his individual contribution with additional compensation available for team performance.

   Individual performance compensation is determined by Janus Capital and based on criteria which may include performance of investment recommendations, team contribution, scope of coverage and subjective criteria.

   Andrew Acker is also eligible for performance compensation through participation in team performance compensation pools which generally are derived from a formula tied to the team's aggregate asset-weighted peer group performance ranking for the one- and three-year performance periods of certain Janus funds. The performance ranking benchmarks and the investment personnel participating in the team are established by Janus Capital. Such compensation is then allocated among the eligible respective participants at the discretion of Janus Capital. No team performance compensation is paid to any team member if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the benchmark established by Janus Capital.

   Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:

    Portfolio                                                 Lipper Peer Group
    ----------------------------------------------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Portfolio(1)                           Multi-Cap Growth Funds
      Forty Portfolio(2)                                      Large-Cap Growth Funds
      Mid Cap Growth Portfolio                                Mid-Cap Growth Funds
      Growth and Income Portfolio                             Large-Cap Core Funds
      Core Equity Portfolio                                   Large-Cap Core Funds
      Balanced Portfolio                                      Balanced Funds
    VALUE
      Small Company Value Portfolio                           Small Cap Core Funds
    INTERNATIONAL & GLOBAL
      Worldwide Growth Portfolio                              Global Funds
      International Growth Portfolio                          International Funds
      Foreign Stock Portfolio                                 International Funds
    SPECIALTY EQUITY
      Global Technology Portfolio                             Specialty/Miscellaneous Funds
      Global Life Sciences Portfolio                          Specialty/Miscellaneous Funds
    BOND
      Flexible Bond Portfolio(3)                              Intermediate Investment Grade Debt Funds

   (1) Formerly named Growth Portfolio.
   (2) Formerly named Capital Appreciation Portfolio.
   (3) Formerly named Flexible Income Portfolio.

INTECH INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the investment personnel as of December 31, 2004. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                              Other Registered
                                                                 Investment         Other Pooled
                                                                 Companies       Investment Vehicles   Other Accounts(1)
    --------------------------------------------------------------------------------------------------------------------
    Robert Fernholz   Number of Other Accounts Managed                     11                   5                   208
                      Assets in Other Accounts Managed         $2,236,655,766      $2,035,406,210       $21,508,952,986
    David E. Hurley   Number of Other Accounts Managed                     11                   5                   201
                      Assets in Other Accounts Managed         $2,236,655,766      $2,035,406,210       $21,507,258,177
    Cary Maguire      Number of Other Accounts Managed                     11                   5                   201
                      Assets in Other Accounts Managed         $2,236,655,766      $2,035,406,210       $21,507,243,024
    Joseph Runnels    Number of Other Accounts Managed                     11                   5                   202
                      Assets in Other Accounts Managed         $2,236,655,766      $2,035,406,210       $21,507,373,657

   (1) 20 of the accounts included in the totals, consisting of $2,514,771,023 of the total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, the Portfolio's investment personnel may manage other accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts and the investment personnel may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if the investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Advisers and Subadvisers," Janus Capital has entered into Subadvisory Agreements on behalf of Risk-Managed Growth Portfolio and Risk-Managed Core Portfolio. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of December 31, 2004.

   For managing the Portfolio and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not directly based on performance or assets of the Portfolio or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not directly based on performance or assets of the Portfolio or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

   The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2004. No accounts included in the totals listed below have a performance-based advisory fee.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Jeffrey Kautz               Number of Other Accounts Managed                     4              None                      19
                                Assets in Other Accounts Managed        $4,438,327,237              None            $218,009,153
    Robert Perkins              Number of Other Accounts Managed                     8              None                       5
                                Assets in Other Accounts Managed        $9,240,375,872              None            $540,109,153
    Thomas Perkins              Number of Other Accounts Managed                     8              None                       6
                                Assets in Other Accounts Managed        $9,240,375,872              None            $255,109,153

   MATERIAL CONFLICTS

   As shown in the table above, Mid Cap Value Portfolio's portfolio managers may manage other funds and accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Perkins believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Advisers and Subadvisers," Janus Capital has entered into a Subadvisory Agreement on behalf of Mid Cap Value Portfolio. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Portfolio, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interests in Perkins. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

BAY ISLE INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio manager as of December 31, 2004. No accounts included in the totals listed below have a performance-based advisory fee.

                                                            Other Registered
                                                               Investment           Other Pooled
                                                               Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------
    Jakob Holm       Number of Other Accounts Managed                   1               None                     3
                     Assets in Other Accounts Managed         $19,865,169               None              $149,418

   MATERIAL CONFLICTS

   As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Bay Isle believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, if a trade order is not completely filled, Bay Isle generally allocates orders for a particular security among participating accounts on a pro rata basis. Such allocation practices are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Advisers and Subadvisers," Janus Capital has entered into a Subadvisory Agreement on behalf of Small Company Value Portfolio. The compensation structure of the portfolio manager is determined by Bay Isle and is summarized by Bay Isle below.

   The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

   The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as the portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of JCGI restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   The portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. The portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

   The portfolio managers cannot directly invest in the Portfolios, but may own variable annuity or life insurance contracts funded by insurance company separate accounts that invest in the Portfolios. The following table reflects the portfolio managers' interests in such separate accounts investing in the Portfolios as of December 31, 2004.

Name of Portfolio Manager                                     Dollar Range of Interest in the Portfolio(s)
-------------------------------------------------------------------------------------------------------------
Blaine Rollins                                                Large Cap Growth Portfolio  $100,001-$500,000

   Certain portfolio managers may also own shares of certain other Janus mutual funds which have investment objectives and strategies comparable to the Portfolios which they manage.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per Share NAV of Shares of each class of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

   Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to Janus Distributors, the Portfolios' distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries' customers. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of 12b-1 Trustees.

For the fiscal year or period ended December 31, 2004, the total amounts paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan for the Portfolios are summarized below.

                                                                 12b-1
                                                              Distribution
Portfolio Name                                                    Fees
--------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Portfolio(1) - Service Shares               $  478,860
  Forty Portfolio(2) - Service Shares                          $1,057,653
  Mid Cap Growth Portfolio - Service Shares                    $  529,480
  Growth and Income Portfolio - Service Shares                 $  140,042
  Core Equity Portfolio - Service Shares                       $      726
  Balanced Portfolio - Service Shares                          $1,164,298
RISK-MANAGED
  Risk-Managed Growth Portfolio - Service Shares               $   24,310
  Risk-Managed Core Portfolio - Service Shares                 $   38,176
VALUE
  Mid Cap Value Portfolio - Service Shares                     $   64,454
  Small Company Value Portfolio - Service Shares               $    5,155
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio - Service Shares                  $  580,701
  International Growth Portfolio - Service Shares              $1,142,719
  Foreign Stock Portfolio - Service Shares                     $   33,243
SPECIALTY EQUITY
  Global Technology Portfolio - Service Shares                 $  402,681
  Global Life Sciences Portfolio - Service Shares              $   79,754
BOND
  Flexible Bond Portfolio(3) - Service Shares                  $   84,599

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) Formerly named Flexible Income Portfolio.

REDEMPTIONS

   Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or
   (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

   It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations, or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

   All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

   The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

   Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment company taxable income.

   Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 15, 2005, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio(1)                        Allmerica Financial Life Insurance & Annuity Company            28.5%
                                                     Life Accounting N232
                                                     440 Lincoln St.
                                                     Worcester, MA 01653-0002

                                                     Lincoln Life Account R NG                                       28.3%
                                                     1300 S. Clinton St.
                                                     Fort Wayne, IN 46802-3518

                                                     Pruco Life Insurance Company of Arizona                         13.8%
                                                     213 Washington St.
                                                     Newark, NJ 07102-2917

                                                     Ohio National Life Insurance Company                            12.6%
                                                     PO Box 237
                                                     Cincinnati, OH 45201-0237

                                                     GE Life & Annuity Assurance Company                              8.9%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

Forty Portfolio(2)                                   Nationwide Insurance Company - NWVA9                            53.9%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     Minnesota Life                                                  10.8%
                                                     400 N. Robert St.
                                                     St. Paul, MN 55101

                                                     Nationwide Insurance Company - NWVL14                            9.0%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     Nationwide Insurance Company - NWVAII                            8.7%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     GE Life & Annuity Company                                        5.7%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

Mid Cap Growth Portfolio                             IDS Life Insurance Corp                                         17.6%
                                                     FBO VUL III
                                                     125 AXP Financial Center
                                                     Minneapolis, MN 55474-0001

                                                     Lincoln Life Account - R NG                                     17.4%
                                                     1300 S. Clinton St.
                                                     Fort Wayne, IN 46802-3518

                                                     Travelers Insurance Company                                     14.3%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
                                                     Travelers Life & Annuity                                        11.1%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

                                                     Principal Financial Group                                        6.9%
                                                     711 High St.
                                                     Des Moines, IA 50392-0001

                                                     PFL Life Insurance Company                                       6.7%
                                                     4333 Edgewood Rd NE
                                                     Cedar Rapids, IA 52499-0001

                                                     GE Life & Annuity Assurance Company                              6.6%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

Growth and Income Portfolio                          Allmerica Financial Life Insurance & Annuity Company            66.7%
                                                     Life Accounting N232
                                                     440 Lincoln St.
                                                     Worcester, MA 01653-0002

                                                     Travelers Insurance Company                                     14.5%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

                                                     Travelers Life & Annuity                                        10.4%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

Core Equity Portfolio                                Principal Life Insurance Company                                72.1%
                                                     Executive Variable Universal Life
                                                     711 High St.
                                                     Des Moines, IA 50392-0001

                                                     Principal Life Insurance Company                                27.9%
                                                     Benefit Variable Universal Life
                                                     711 High St.
                                                     Des Moines, IA 50392-0001

Balanced Portfolio                                   GE Life & Annuity Assurance Company                             24.7%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     NYLIAC                                                          14.9%
                                                     169 Lackawanna Ave.
                                                     Parsippany, NJ 07054-1007

                                                     Ohio National Life Insurance Company                            12.4%
                                                     PO Box 237
                                                     Cincinnati, OH 45201-0237

                                                     Lincoln Life Account R NG                                       10.1%
                                                     1300 S. Clinton St.
                                                     Fort Wayne, IN 46802-3518

                                                     Travelers Insurance Company                                      7.4%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

                                                     Travelers Life & Annuity                                         5.8%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Risk-Managed Growth Portfolio                        Janus Capital Management LLC                                   100.0%
                                                     151 Detroit St.
                                                     Denver, CO 80206-4928

Risk-Managed Core Portfolio                          Janus Capital Management LLC                                    41.3%
                                                     151 Detroit St.
                                                     Denver, CO 80206-4928

                                                     Nationwide Insurance Company - NWVA9                            28.4%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     Lincoln Benefit Life                                            12.8%
                                                     2940 S. 84th St.
                                                     Lincoln, NE 68506-4142

                                                     Nationwide Insurance Company - NWVAII                           10.8%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

Mid Cap Value Portfolio                              Nationwide Insurance Company                                    29.3%
                                                     NWPPVA2
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     PFL Life Insurance Company                                      24.6%
                                                     FMD Accounting MS 4410
                                                     4333 Edgewood Rd. NE
                                                     Cedar Rapids, IA 52499-0001

                                                     Kemper Investors Life Insurance Company                          9.0%
                                                     Zurich Life
                                                     1600 McConnor Pkwy
                                                     Schaumburg, IL 60196-6800

                                                     Lincoln Benefit Life                                            17.6%
                                                     2940 S. 84th St.
                                                     Lincoln, NE 68506-4142

                                                     Travelers Life & Annuity                                         7.9%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

                                                     Mony Life Insurance Co. of America                               6.3%
                                                     Mony America Variable Acct L - VUL
                                                     1740 Broadway
                                                     New York, NY 10019-4315

Small Company Value Portfolio                        Kemper Investors Life Insurance Co.                             61.8%
                                                     Zurich Life
                                                     1600 McConnor Pkwy
                                                     Schaumburg, IL 60196-6800

                                                     Janus Capital Management LLC                                    29.6%
                                                     151 Detroit St.
                                                     Denver, CO 80206-4928

                                                     Federal Kemper Life Assurance                                    8.6%
                                                     2500 Westfield Dr.
                                                     Elgin, IL 60123-7836

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                           PFL Life Insurance Company                                      20.2%
                                                     4333 Edgewood Rd. NE
                                                     Cedar Rapids, IA 52499-0001

                                                     Travelers Life & Annuity                                        11.8%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

                                                     NYLIAC                                                          10.8%
                                                     169 Lackawanna Ave.
                                                     Parsippany, NJ 07054-1007

                                                     GE Life & Annuity Company                                        8.9%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     Ohio National Life Insurance Co.                                 8.3%
                                                     PO Box 237
                                                     Cincinnati, OH 45201-0237

                                                     Travelers Insurance Company                                      5.9%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

                                                     Lincoln Life Account R NG                                        5.0%
                                                     1300 S. Clinton St.
                                                     Fort Wayne, IN 46802-3518

International Growth Portfolio                       IDS Life Insurance Corp.                                        26.6%
                                                     FBO VUL III
                                                     125 AXP Financial Center
                                                     Minneapolis, MN 55474-0001

                                                     Nationwide Insurance Co. - NWVA9                                23.5%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     Minnesota Life                                                   9.1%
                                                     400 N. Robert St.
                                                     St. Paul, MN 55101

                                                     Nationwide Insurance Company - NWVL14                            7.6%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

Foreign Stock Portfolio                              Lincoln Benefit Life                                            58.4%
                                                     2940 S. 84th St.
                                                     Lincoln, NE 68506-4142

                                                     Lincoln Benefit Life Company                                    26.1%
                                                     Nebraska Service Center
                                                     2940 S. 84th St.
                                                     Lincoln, NE 68506-4142

                                                     Janus Capital Management LLC                                    15.3%
                                                     151 Detroit St.
                                                     Denver, CO 80206-4928

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Global Technology Portfolio                          Nationwide Insurance Company - NWVA9                            32.8%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     IDS Life Insurance Corp.                                        21.2%
                                                     FBO VUL III
                                                     125 AXP Financial Center
                                                     Minneapolis, MN 55474-0001

                                                     GE Life & Annuity Company                                       10.0%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     Nationwide Insurance Company - NWVL14                            9.1%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     Travelers Insurance Company                                      7.6%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

Global Life Sciences Portfolio                       GE Life & Annuity Company                                       55.0%
                                                     6610 W. Broad St.
                                                     Richmond, VA 23230-1702

                                                     Travelers Insurance Company                                     28.5%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

                                                     Travelers Life & Annuity                                        15.0%
                                                     1 Tower Square
                                                     Hartford, CT 06183-0001

Flexible Bond Portfolio(3)                           Mony Life Insurance Company of America                          47.3%
                                                     Mony America Variable Account A - VA
                                                     1740 Broadway
                                                     New York, NY 10019-4315

                                                     Lincoln Life Account R NG                                       16.6%
                                                     1300 S. Clinton St.
                                                     Fort Wayne, IN 46802-3518

                                                     Guardian Insurance & Annuity Co. Inc.                           11.3%
                                                     S/A F VA - 461
                                                     3900 Burgess Pl.
                                                     Bethlehem, PA 18017-9097

                                                     Mony Life Insurance Company of America                           6.2%
                                                     Mony Variable Account A - VA
                                                     1740 Broadway
                                                     New York, NY 10019-4315

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
                                                     Principal Life Insurance Company                                 6.2%
                                                     Executive Variable Universal Life
                                                     711 High St.
                                                     Des Moines, IA 50392-0001

                                                     Golden American Life Insurance Co.                               5.2%
                                                     1475 Dunwoody Dr.
                                                     West Chester, PA 19380-1478

(1) Formerly named Growth Portfolio.
(2) Formerly named Capital Appreciation Portfolio.
(3) Formerly named Flexible Income Portfolio.

   No qualified plan owned 10% or more of the shares of the Trust as a whole.

   The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares and five of which offer one class of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

   The Portfolios discussed in this SAI each offer one to three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as other qualified retirement plans. The third class of shares, Service II Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and includes a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

   The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

   The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws or the Trustees.

   As mentioned above in "Shareholder Meetings," each share of each Portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all Portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and reviews their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTThe following audited financial statements for the period ended December 31, 2004 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2004.

   Schedules of Investments as of December 31, 2004

   Statements of Assets and Liabilities as of December 31, 2004

   Statements of Operations for the period ended December 31, 2004

   Statements of Changes in Net Assets for the periods ended December 31, 2003 and December 31, 2004

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital, Perkins or Bay Isle consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

MOODY'S INVESTORS
SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper to medium-grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more rating agencies) are considered to be in the lower rated category.

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

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

                                         May 1, 2005

                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio
                                         SPECIALTY EQUITY
                                          Global Technology Portfolio

                               JANUS ASPEN SERIES
                               SERVICE II SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service II Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Janus Capital Management LLC ("Janus Capital").

     Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Each portfolio also offers two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks.............................    2
    Investment Adviser..........................................   23
    Custodian, Transfer Agent and Certain Affiliations..........   29
    Portfolio Transactions and Brokerage........................   30
    Trustees and Officers.......................................   33
    Shares of the Trust.........................................   40
       Net Asset Value Determination............................   40
       Purchases................................................   40
       Distribution and Shareholder Servicing Plan..............   41
       Redemptions..............................................   41
    Income Dividends, Capital Gains Distributions and Tax
    Status......................................................   43
    Principal Shareholders......................................   44
    Miscellaneous Information...................................   45
       Shares of the Trust......................................   45
       Shareholder Meetings.....................................   45
       Voting Rights............................................   45
       Independent Registered Public Accounting Firm............   46
       Registration Statement...................................   46
    Financial Statements........................................   47
    Appendix A..................................................   48
       Explanation of Rating Categories.........................   48

CLASSIFICATION, INVESTMENT POLICIES
AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

   Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Global Technology Portfolio is classified as nondiversified. Worldwide Growth Portfolio and International Growth Portfolio are classified as diversified.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

   The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or
   (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policy (1), which applies only to the Portfolios specifically listed in that policy.

   (1) With respect to 75% of its total assets, Worldwide Growth Portfolio and International Growth Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

   Each Portfolio may not:

   (2) Invest 25% or more of the value of its respective total assets in any particular industry (other than U.S. Government securities).

   (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

   The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (a) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

   (b) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (c) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   (d) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (e) The Portfolios may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

   For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position

   As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")

Illiquid Investments

   Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

   If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

   Each Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent; however, the Portfolios will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

   TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. The Portfolios may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities.

Short Sales

   Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

   The Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked-to-market daily. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. If a naked short sale is not successful, the Portfolios' losses are potentially unlimited in cases where the Portfolio is unable to close out its short position.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

Investment Company Securities

   From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition,
   Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock; or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

   The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although

   U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectus.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Portfolio may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker-dealer or bank to repurchase a security held by that Portfolio at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

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

High-Yield/High-Risk Bonds

   Within the parameters of its specific investment policies, no Portfolio intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the 35% limit on investments in bonds rated below investment grade unless the portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.

Defaulted Securities

   A Portfolio may hold defaulted securities if its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the 35% limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

   FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

   The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Portfolios may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

   Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

   The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and

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   anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

   OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

   The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or

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

   (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

   The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

   A put option written by a Portfolio is "covered" if that Portfolio: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

   The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of

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   the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

   A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

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   There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

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

   A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The non-money market Portfolios' full portfolio holdings consisting of at least the names of the holdings are generally available monthly, with a 30-day lag, on www.janus.com. Money Market Portfolio's full portfolio holdings are generally available monthly, with no lag, on www.janus.com. The non-money market Portfolios' full portfolio holdings will be posted within approximately two business days after month-end. Money Market Portfolio's full portfolio holdings will be posted within approximately six business days after month-end. All of the Portfolios' full portfolio holdings will remain available until the following month's information is posted. The top ten portfolio holdings for each Portfolio (except that certain Portfolios publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns for certain Portfolios are published quarterly, with a 15-day lag, on www.janus.com. On the next business day following the posting of the Portfolios' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.

   Specific portfolio level attribution analysis for the Portfolios is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   For existing institutional money market clients, full institutional money market fund portfolio holdings are disseminated monthly with no lag, on the next business day following the posting of the money market portfolio holdings on www.janus.com.

   Third parties which provide services to the Portfolios, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Portfolios' insurers, computer systems service providers, the Portfolios' custodians and accountants/auditors, may receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information include fund rating organizations. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality. As of December 31, 2004, the following parties receive or may have access to non-public portfolio holdings information: Citibank, N.A., Factset Research Systems Inc., Financial Models Company Inc., Interactive Data Corporation, Institutional Shareholder Services Inc. (ISS), Investment Technology Group, Inc. (ITG), Lehman Brothers, Moody's Investor Services Inc., PricewaterhouseCoopers LLP, Sapient Corporation, Standard & Poor's, State Street Bank & Trust Company, The MacGregor Group, Inc., Wall Street on Demand and Wilshire Analytics. Brokers executing trades on behalf of the Portfolios may receive non-public portfolio holdings information.

   Nonpublic portfolio holdings information may be disclosed to other third parties if a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that a Portfolio has a legitimate business purpose for such disclosure and that disclosure is in the Portfolio's best interests and the recipient agrees to maintain confidentiality. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Portfolios to determine compliance with the portfolio holdings disclosure policies and procedures. The Chief Compliance Officer shall report to the Portfolios' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures. Janus Capital and certain of its personnel have access to the Portfolios' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

   In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of contract owners or plan participants for the Portfolios or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Portfolios.

   The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

   The Portfolios pay a monthly management fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio and calculated at the annual rate as shown below for each Portfolio.

   The following table reflects the Portfolios' management fee rates. Effective July 1, 2004, Janus Capital reduced the annual rate of each Portfolio's management fee, as set forth in each Portfolio's Investment Advisory Agreement with Janus Capital and as shown below.

                                                             Management Fees
                                 Average Daily Net       Before           After
Portfolio Name                  Assets of Portfolio   Reduction (%)   Reduction (%)
-----------------------------------------------------------------------------------
Worldwide Growth Portfolio      All Asset Levels          0.65            0.60
International Growth Portfolio  All Asset Levels          0.65            0.64
Global Technology Portfolio     All Asset Levels          0.65            0.64

   Janus Capital agreed by contract to waive the advisory fee payable by the Portfolio listed in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limits affect the total expenses of each class of the Portfolios, see the table in the Fees and Expenses section of each prospectus. Janus Capital has agreed to continue the waiver until at least May 1, 2006. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.


                                  Expense Limit    Expense Limit
                                  Percentage (%)   Percentage (%)
                                      Before           As of
Portfolio Name                     July 1, 2004     July 1, 2004
-----------------------------------------------------------------
SPECIALTY EQUITY
  Global Technology Portfolio          1.25             1.24

   The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years indicated. The information below is for fiscal years ended December 31. The information presented in the table below reflects the management fees in effect during each of the fiscal years shown.

                                                    2004                         2003                              2002
                                           -----------------------   ----------------------------        ------------------------
Portfolio Name                             Advisory Fees   Waivers    Advisory Fees       Waivers        Advisory Fees    Waivers
---------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                  $21,735,917      $0        $25,221,002          $0            $31,798,351       $0
International Growth Portfolio              $ 6,954,622      $0        $ 6,727,576          $0            $ 8,000,159       $0
Global Technology Portfolio                 $ 1,238,553      $0        $ 1,120,872          $0            $ 1,307,127       $0

   Each Portfolio's Advisory Agreement is dated July 1, 2004, and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   In approving the Portfolios' Advisory Agreements, the Independent Trustees requested and at a series of meetings considered a wide range of information provided by Janus Capital, certain of its affiliates, and Lipper Analytical Services, Inc. At each of these meetings, the Independent Trustees were advised by independent legal counsel.

   Among other things, the Trustees considered information about:

   - the investment objectives and strategy of each Portfolio;

   - Janus Capital, its current personnel (including particularly those personnel with responsibilities for providing investment, portfolio trading, and administrative services to the Portfolios), and its resources and investment process;

   - the terms of each Advisory Agreement;

   - the scope and quality of the services that Janus Capital provides to the Portfolios;

   - the historical investment performance of each Portfolio and of comparable funds managed by other advisers over various periods, and the efforts by Janus Capital to improve each Portfolio's performance;

   - the structure and rate of advisory fees rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, the structure and rate of advisory fees payable to other advisers by comparable funds, and possible alternative fee structures;

   - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

   - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

   - the methodology used by Janus Capital in determining the compensation payable to portfolio managers and the competition for investment management talent;

   - Janus Capital's agreement to discontinue the use of the Portfolios' portfolio brokerage transactions to obtain research through brokers from third parties;

   - changes in the level of assets in the Portfolios and of all assets managed by Janus Capital;

   - the competitive market for mutual funds in different distribution channels;

   - the response of Janus Capital to various legal and regulatory proceedings; and

   - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios.

   The Independent Trustees met privately with each of the senior officers of Janus Capital and with the portfolio managers for each Portfolio, head of trading and Chief Compliance Officer. They also engaged an independent consultant to analyze the alternative compensation methodologies.

   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement after concluding that the compensation for those services is reasonable and that approval of the Advisory Agreements is consistent with the best interests of the Portfolios and their shareholders.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating clients whose assets are managed by the portfolio manager will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts in the IPO Group corresponding to the IPO

   Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Portfolios, and certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   Each Portfolio's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's own policies and procedures. Copies of Janus Capital's complete policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Portfolios' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

   The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio for the use of DST's shareholder accounting system. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock.

   Janus Distributors LLC ("Janus Distributors"), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net price under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials, and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.

   For the fiscal year ended December 31, 2004, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.

Portfolio Name                                                Commissions   Transactions
----------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                     $ 37,221     $ 30,651,615
International Growth Portfolio                                 $  1,324     $    929,257
Global Technology Portfolio                                    $    460     $    374,826

   Janus Capital does not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions.

   Janus Capital may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would help achieve best execution.

   When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years or period ending on December 31st of each year shown:

Portfolio Name                                                   2004          2003            2002
--------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                    $12,298,680   $14,793,069   $   10,396,500
International Growth Portfolio                                $ 2,443,447   $ 4,525,984   $    3,067,895
Global Technology Portfolio                                   $   227,433   $   265,513   $      487,690

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Portfolio's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended        Reduction of    % of Total      % of Total
Portfolio Name                                                  June 16, 2004(1)      Expenses(1)     Commissions    Transactions
---------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                           $2,785              $2,089          7.48%          0.05%

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

                                                         Commission Paid                       Commission Paid
                                                       through DSTS for the                  through DSTS for the
                                                           Period Ended       Reduction of        Year Ended        Reduction of
Portfolio Name                                         December 31, 2003(1)   Expenses(1)    December 31, 2002(1)    Expenses(1)
---------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                                   $ 9,596            $ 7,199            $32,922             $24,698

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

   The Portfolios may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Portfolios. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Portfolios, E*Trade was considered an affiliated broker of the Portfolios. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Portfolio to E*Trade for the fiscal year ended December 31, 2002. Global Technology Portfolio did not pay any commissions to E*Trade during the relevant period. Information is not shown for the fiscal years ended December 31, 2003 and December 31, 2004 because E*Trade was not considered an "affiliate" of the Portfolios during those periods.

                                                              Aggregate Commissions
                                                                 Paid to E*Trade
Portfolio Name                                                        2002
-----------------------------------------------------------------------------------
Worldwide Growth Portfolio                                           $12,430
International Growth Portfolio                                       $ 6,303

   As of December 31, 2004, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                       Name of                              Value of
Portfolio Name                                                      Broker-Dealer                       Securities Owned
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
  Worldwide Growth Portfolio                       Citigroup, Inc.                                        $ 44,567,560
                                                   JPMorgan Chase & Co.                                    110,756,295
                                                   UBS A.G.                                                 23,297,399
  International Growth Portfolio                   Merrill Lynch & Company, Inc.                          $  5,800,000
SPECIALTY EQUITY
  Global Technology Portfolio                      Merrill Lynch & Company, Inc.                          $  8,600,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this Statement of Additional Information, collectively, the four registered investment companies consist of 63 series or funds.

   In April 2003, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                                                        FUND COMPLEX     OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Private Investor.               61               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206     Trustee          9/93-Present                                                      Burgers, Inc.
 Age 61
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    59               Trustee and
 151 Detroit Street                                     Chief Operating Officer of The                   Vice President,
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Asian Cultural
 Age 47                                                 private family foundation).                      Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence
 Age 66                                                                                                  Inc.; Director
                                                                                                         of A.M. Castle
                                                                                                         & Co. and W.W.
                                                                                                         Grainger, Inc.;
                                                                                                         Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                                                        FUND COMPLEX     OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor Emeritus of           61               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206                                       Colorado (since 2004).                           Director,
 Age 61                                                 Formerly, Professor of                           Roaring Fork
                                                        Business, University of                          Capital
                                                        Colorado, Colorado Springs, CO                   Partners
                                                        (2002-2004); and Distinguished                   (private equity
                                                        Visiting Professor of Business                   firm);
                                                        (2001-2002), Thunderbird                         Director, Red
                                                        (American Graduate School of                     Robin Gourmet
                                                        International Management),                       Burgers, Inc.
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    59               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Consultant.                     59               N/A
 151 Detroit Street
 Denver, CO 80206
 Age 66
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          5/93-Present     Formerly, President             61               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 67                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        The Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------

* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2004                                    LENGTH OF
 AND ADDRESS          POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu           Executive Vice President and    12/99-Present  Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts.
 Denver, CO 80206     Global Technology Portfolio
 Age 35
---------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn        Executive Vice President and    1/01-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Analyst (1991-2001) for
 Denver, CO 80206     International Growth Portfolio                 Janus Capital Corporation.
 Age 40
---------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee         Executive Vice President and    7/04-Present   Vice President of Janus Capital and Portfolio Manager for
 151 Detroit Street   Portfolio Manager                              other Janus accounts. Formerly, Portfolio Manager and
 Denver, CO 80206     Worldwide Growth Portfolio                     Managing Director (1996- 2000) for Bee & Associates and
 Age 35                                                              Analyst (2000-2001) for Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President                  12/99-Present  Vice President and Assistant General Counsel to Janus
 151 Detroit Street                                                  Capital, Janus Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                                    Formerly, Assistant Vice President (1998-2000) for Janus
 Age 39                                                              Service Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and Secretary    12/99-Present  Senior Vice President and General Counsel of Janus Capital
 151 Detroit Street                                                  and Janus Services LLC; Vice President and Assistant General
 Denver, CO 80206     General Counsel                 4/04-Present   Counsel of Janus Distributors LLC. Formerly, Vice President
 Age 39                                                              (2000-2004) and Assistant General Counsel (2002-2004) of
                                                                     Janus Services LLC; Vice President and Assistant General
                                                                     Counsel (1999-2004) of Janus Capital; and Assistant Vice
                                                                     President (1998-2000) of Janus Service Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief        6/02-Present   Senior Vice President and Chief Compliance Officer of Janus
 151 Detroit Street   Compliance Officer                             Capital, Janus Distributors LLC, and Janus Services LLC;
 Denver, CO 80206                                                    Chief Compliance Officer of Bay Isle Financial LLC and
 Age 47                                                              Enhanced Investment Technologies LLC. Formerly, Vice
                                                                     President of Janus Capital (2000-2005), Janus Distributors
                                                                     LLC (2000-2001) and Janus Services LLC (2004-2005);
                                                                     Assistant Vice President of Janus Services LLC (2000-2004);
                                                                     and Senior Vice President and Director (1985-2000) of Mutual
                                                                     Fund Compliance for Van Kampen Funds.
---------------------------------------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief Executive   11/03-Present  Executive Vice President and Chief Operating Officer of
 151 Detroit Street   Officer                                        Janus Capital Group Inc. and Janus Capital; President of
 Denver, CO 80206                                                    Janus Distributors LLC and Janus Capital International LLC;
 Age 53                                                              Executive Vice President of Janus Services LLC; President
                                                                     and Director of Janus Management Holdings Corporation; Chief
                                                                     Operating Officer and President of Capital Group Partners,
                                                                     Inc.; and Director of Janus World Funds. Formerly, Director
                                                                     of Capital Group Partners, Inc. (2003-2004); and President
                                                                     and Chief Executive Officer of ICMA Retirement Corporation
                                                                     (1993-2003).
---------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard      Vice President, Treasurer and   2/05-Present   Vice President of Janus Capital. Formerly, Director of
 151 Detroit Street   Principal Accounting Officer                   Financial Reporting for OppenheimerFunds, Inc. (2004-2005);
 Denver, CO 80206                                                    Site Manager and First Vice President of Mellon Global
 Age 42               Chief Financial Officer         3/05-Present   Securities Services (2003); and Director of Fund Accounting,
                                                                     Project Development and Training of INVESCO Funds Group
                                                                     (1994-2003).
---------------------------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                         MEMBERS                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                                     (INDEPENDENT TRUSTEES)            DURING LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the  John W. McCarter, Jr. (Chairman)  4
                           system of internal control over financial     Dennis B. Mullen
                           reporting, disclosure controls and            William D. Stewart
                           procedures, Form N-CSR filings and the audit
                           process. The Committee's review of the audit
                           process includes, among other things, the
                           appointment, compensation and oversight of
                           the auditors and pre-approval of all audit
                           and nonaudit services.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding   James T. Rothe (Chairman)         4
                           matters related to the Trusts' use of         William F. McCalpin
                           brokerage commissions and placement of        Dennis B. Mullen
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with various procedures   William F. McCalpin (Chairman)    4
 COMMITTEE                 adopted by the Trusts, reviews registration   William D. Stewart
                           statements on Form N-1A, oversees the         Martin H. Waldinger
                           implementation and administration of the
                           Trusts' Proxy Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the        Martin H. Waldinger (Chairman)    4
                           operations of the Janus Money Market Funds,   William F. McCalpin
                           including compliance with their Money Market  James T. Rothe
                           Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for     Dennis B. Mullen (Chairman)       4
 GOVERNANCE COMMITTEE      election as Trustee, consults with            John W. McCarter, Jr.
                           Management in planning Trustee meetings, and  William D. Stewart oversees the administration of, and ensures
                           the compliance with, the Trusts' Governance
                           Procedures and Guidelines adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines the fair value of restricted and   William D. Stewart (Chairman)     15
                           other securities for which market quotations  James T. Rothe
                           are not readily available, or that are        Martin H. Waldinger
                           deemed not to be reliable, pursuant to
                           procedures adopted by the Trustees.
----------------------------------------------------------------------------------------------------------------------------------

   The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The table below gives the dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004.


-------------------------------------------------------------------------------------------------
                        DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                        EQUITY SECURITIES IN  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE        THE PORTFOLIOS        IN JANUS FUNDS
-------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN       None                  Over $100,000
-------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN    None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.  None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JAMES T. ROTHE         None                  Over $100,000
-------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART     None                  Over $100,000
-------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER    None                  Over $100,000
-------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY       None                  Over $100,000
-------------------------------------------------------------------------------------------------

   The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.

                                                              Aggregate Compensation        Total Compensation
                                                              from the Portfolios for    from the Janus Funds for
                                                                 fiscal year ended          calendar year ended
                  Name of Person, Position                       December 31, 2004         December 31, 2004(1)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee                                $17,816                    $421,324
William F. McCalpin, Trustee                                          $11,278                    $243,000
John W. McCarter, Jr., Trustee                                        $11,281                    $243,000
James T. Rothe, Trustee                                               $11,653                    $302,000
William D. Stewart, Trustee                                           $12,190                    $252,000
Martin H. Waldinger, Trustee                                          $11,419                    $247,500
INTERESTED TRUSTEE
Thomas H. Bailey, Trustee(2)                                          $    --                    $     --

(1) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.
(2) Mr. Bailey is being treated as an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.

   The following table shows the aggregate compensation paid to each member of the Advisory Board by International Growth Portfolio and all Janus Funds for the period indicated. None of the Advisory Board members receive pension or retirement benefits from the Portfolio or the Janus Funds. The Advisory Board's two-year term ended effective March 2005.

                                                              Aggregate Compensation      Total Compensation
                                                                from the Portfolio       from the Janus Funds
                                                               for the fiscal year       for the calendar year
                                                                ended December 31,        ended December 31,
Name of Person, Position                                               2004                      2004
---------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Chairperson                     $15                      $22,500
Harry T. Lewis, Jr., Advisory Board Member                             $15                      $22,500
Michael Owen, Advisory Board Member                                    $15                      $22,500
Albert C. Yates, Advisory Board Member                                 $15                      $22,500

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2004. No accounts included in the totals listed below have a performance-based advisory fee.

                                                                       Other Registered
                                                                          Investment            Other Pooled
                                                                           Companies         Investment Vehicles   Other Accounts
    -----------------------------------------------------------------------------------------------------------------------------
    Mike Lu                     Number of Other Accounts Managed                     3                  None                   3
                                Assets in Other Accounts Managed        $1,567,797,185                  None        $    675,126
    Brent Lynn                  Number of Other Accounts Managed                     2                     1                   1
                                Assets in Other Accounts Managed        $2,647,330,010           $68,814,303        $    612,047
    Jason Yee                   Number of Other Accounts Managed                     6                     1                   3
                                Assets in Other Accounts Managed        $7,962,787,801           $23,270,350        $141,360,982

   MATERIAL CONFLICTS

   As shown in the table above, certain Portfolios' portfolio managers may manage other accounts with investment strategies similar to the Portfolios, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   The following describes the structure and method of calculating the portfolio managers' compensation as of January 1, 2005.

   A portfolio manager is compensated for managing a Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance (and leadership criteria, as applicable), with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   A portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years (performance periods may be from commencement of a portfolio manager's tenure managing a Portfolio). Equity portfolio manager compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance. Portfolio managers are not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Equity and fixed-income portfolio managers are also eligible to participate in team performance compensation pools. Equity portfolio managers participate in a designated equity team compensation pool and fixed-income portfolio managers participate in a designated fixed-income team compensation pool. The compensation pools generally are each derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Compensation from each pool is then allocated among the eligible respective participants in each pool at the discretion of Janus Capital. No team performance compensation is paid to any portfolio manager if the aggregate asset-weighted team performance for the one-year period for their respective pool does not meet or exceed a certain rank in the relevant Lipper peer group.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:

    Portfolio                                                 Lipper Peer Group
    ----------------------------------------------------------------------------------------------------------------
    INTERNATIONAL & GLOBAL
      Worldwide Growth Portfolio                              Global Funds
      International Growth Portfolio                          International Funds
    SPECIALTY EQUITY
      Global Technology Portfolio                             Specialty/Miscellaneous Funds

   OWNERSHIP OF SECURITIES

   The portfolio managers cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such portfolio managers as a group do not own any outstanding Shares of the Portfolios. The portfolio managers may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Portfolios which they manage.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per Share NAV of Shares of each class of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

   Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans that have signed appropriate agreements with the Portfolios containing provisions requiring them to administer the redemption fee, consistent with the Portfolios' requirements. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

   Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to Janus Distributors, the Portfolios' distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries' customers. On October 18, 2001, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of 12b-1 Trustees.

   For the fiscal year ended December 31, 2004, the total amounts paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan for the Portfolios are summarized below:

                                                                 12b-1
                                                              Distribution
Portfolio Name                                                    Fees
--------------------------------------------------------------------------
Worldwide Growth Portfolio - Service II Shares                  $     23
International Growth Portfolio - Service II Shares              $159,858
Global Technology Portfolio - Service II Shares                 $ 64,815

REDEMPTIONS

   Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or
   (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

   It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations, or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

   All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

   The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

   Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment company taxable income.

   Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 15, 2005, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:

Portfolio Name                                       Shareholder and Address of Record                       Percentage Ownership
---------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                           Janus Capital Management LLC                                   100.0%
                                                     151 Detroit St.
                                                     Denver, CO 80206-4928

International Growth Portfolio                       Nationwide Insurance Co. - NWVA9                                79.8%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     Nationwide Insurance Co. - NWVA11                               19.1%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

Global Technology Portfolio                          Nationwide Insurance Co. - NWVA9                                77.1%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

                                                     Nationwide Insurance Co. - NWVA11                               22.0%
                                                     PO Box 182029
                                                     Columbus, OH 43218-2029

   No qualified plan owned 10% or more of the shares of the Trust as a whole.

   The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares and five of which offer one class of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

   The Portfolios discussed in this SAI each offer three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans. The third class of shares, Service Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

   The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

   The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws or the Trustees.

   As mentioned above in "Shareholder Meetings," each share of each Portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all Portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and reviews their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended December 31, 2004 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2004.

   Schedules of Investments as of December 31, 2004

   Statements of Assets and Liabilities as of December 31, 2004

   Statements of Operations for the period ended December 31, 2004

   Statements of Changes in Net Assets for the periods ended December 31, 2003 and December 31, 2004

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

MOODY'S INVESTORS
SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper to medium-grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more rating agencies) are considered to be in the lower rated category.

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 50

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020